SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

HARTMARX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE

of

ANNUAL MEETING OF STOCKHOLDERS OF HARTMARX CORPORATION

TO BE HELD April 20, 2006

To the Stockholders of HARTMARX CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HARTMARX CORPORATION (the “Company”) will be held at The St. Regis New York Hotel, The Versailles Room, Second Floor, Two East 55th Street at Fifth Avenue, New York, New York 10022, on Thursday, April 20, 2006, at 11:00 A.M., local time, for the following purposes:

(1)	To elect Directors of the Company.

(2)	To adopt the 2006 Incentive Stock Plan, a copy of which is set forth in the attached Proxy Statement as Exhibit A.

(3)	To adopt the 2006 Stock Compensation Plan for Non-Employee Directors, a copy of which is set forth in the attached Proxy Statement as Exhibit B.

(4)	To ratify the appointment of independent auditors.

(5)	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed February 20, 2006 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

In order that the shares of the Company may be represented as fully as possible at the Annual Meeting, every stockholder is requested to vote, date, sign and mail the enclosed Proxy, as early as practicable, in the accompanying postage-paid envelope addressed to Proxy Services, c/o EquiServe Trust Company, N.A., P.O. Box 8078, Edison, NJ 08818-9350. If you also attend the Annual Meeting, you will have the opportunity to vote your shares in person instead of having the Proxy counted.

A complete list of the stockholders entitled to vote at the Annual Meeting, showing the address and number of shares registered in the name of each stockholder, may be examined by any stockholder, for any purpose germane to the meeting, during regular business hours between April 10, 2006 and April 18, 2006, at the office of Mrs. Kay C. Nalbach, Assistant Secretary of the Company, 101 North Wacker Drive, Chicago, Illinois 60606.

A Proxy Statement with respect to the Annual Meeting is attached hereto. The Annual Report to Stockholders and the Annual Report on Form 10-K for the fiscal year ended November 30, 2005 are enclosed herewith.

By Order of the Board of Directors

TARAS R. PROCZKO, Secretary

Chicago, Illinois

February 24, 2006

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS OF HARTMARX CORPORATION

TO BE HELD APRIL 20, 2006

The common stock, par value $2.50 (“Common Stock”), of HARTMARX CORPORATION (the “Company”) is the only security entitled to vote at the meeting. On February 20, 2006, the record date for determining the stockholders entitled to vote at the meeting, the Company had 36,841,276 shares of Common Stock outstanding and eligible to vote, each share entitled to one vote, held by approximately 3,400 stockholders of record. All shares represented by valid Proxies received pursuant to this solicitation will be voted, if the Proxies are not revoked prior thereto. Any stockholder may revoke a Proxy at any time prior to the voting by delivering to the Company’s Secretary a signed notice specifying the number of shares and clearly identifying the Proxy to be revoked or by attending the Annual Meeting and voting in person by written ballot. The Company’s principal executive offices are located at 101 North Wacker Drive, Chicago, Illinois 60606, telephone 312/372-6300.

The enclosed Proxy is solicited by the Company’s Board of Directors (the “Board”). The cost of preparing and mailing the proxy material will be paid by the Company. The approximate mailing date for this material is February 27, 2006. The Company will, upon request, reimburse brokers, banks and trust companies for the costs incurred in mailing the proxy material to their customers who are beneficial owners of Common Stock registered in the names of such brokers, banks and trust companies or their nominees. In addition to solicitation by mail, officers and regular employees of the Company may solicit Proxies by telephone, telecopier or in person, but will receive no additional compensation for such activities.

Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed by the Board for the meeting. Abstentions and broker non-votes are each included in the determination of shares present and voting for purposes of determining whether a quorum is present.

ITEM (1)—ELECTION OF DIRECTORS

Votes will be cast pursuant to authority granted by the enclosed Proxy for the election of the nine nominees named below as directors of the Company. The vote of a plurality of the votes cast at the meeting is necessary for the election of a director. Abstentions will not be counted as votes cast and will have no effect on the result of the vote. Each elected director’s term of office will be one year or until a successor is duly elected and qualified. In the event any of these nominees becomes unavailable for election for any reason, votes will be cast pursuant to authority granted by the enclosed Proxy for such persons as may be designated by the Board.

INFORMATION ABOUT NOMINEES FOR DIRECTORS

The information shown below includes the principal business affiliations of each nominee for the past five years. The Company’s Corporate Governance Guidelines require that the Board review annually the relationships that each director has with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). As a result of this review, based on the relationships that each director has with the Company, the Board of Directors has affirmatively determined that each of the nominees, excluding Mr. Hand and Mr. Patel, Chairman, President and Chief Executive Officer of the Company, has no relationship with the Company other than as a director or stockholder and is an “independent director” under the New York Stock Exchange listing standards.

MICHAEL F. ANTHONY, 50—Director since 2003

Mr. Anthony is president and chief executive officer of Brookstone, Inc., a specialty retailer of health and fitness, home and office, travel and auto, and outdoor living products. From 1999 until November 2005, he served as chairman, president and chief executive officer, and from 1995 until 1999, he served as president and chief executive officer. He also serves as a director of Brookstone, Inc. and of Citizens Bank New Hampshire, a New Hampshire state chartered bank.

JEFFREY A. COLE, 64—Director since 1990

Mr. Cole is president of Cole Limited, a business consulting firm. From 1984 to 2004, he served as chairman, chief executive officer and director of Cole National Corporation, one of the world’s largest optical retailers. He is a member of the supervisory Board of Directors of Pearle Europe, B.V., the leading optical retailer in Europe, and serves as a director of Refac, a company engaged in intellectual property licensing, asset management and optical retailing, and Fortunoff, a leading New York area jewelry and home furnishings retailer.

JAMES P. DOLLIVE, 54—Director since 2003

Mr. Dollive is executive vice president and chief financial officer of Kraft Foods Inc., the second largest branded food company in the world. From 2001 until January 2004, he served as senior vice president and chief financial officer, and from 1998 until 2001, he served as senior vice president, finance and information systems of Kraft Foods North America.

RAYMOND F. FARLEY, 81—Director since 1981

Mr. Farley is retired as president and chief executive officer of S. C. Johnson & Son, Inc. He also serves on the Board of Trustees of Northwestern University.

ELBERT O. HAND, 66—Director since 1984

Mr. Hand served as chairman of HARTMARX CORPORATION from 1992 until his retirement in June 2004. From 1992 until 2002, he served as chairman and chief executive officer. He served as a director of Austin Reed PLC, London, England, from 1995 until 2002, and continues to serve as an advisor to the Board of Austin Reed PLC. Since 2002, he has served as a director of Arthur J. Gallagher & Co., an international insurance brokerage and risk management services firm.

DIPAK C. JAIN, 48—Director since 2002

Mr. Jain is Dean of the Kellogg School of Management and Sandy and Morton Goldman Professor of Entrepreneurial Studies and Professor of Marketing at Northwestern University. From 1996 until 2001, he was Associate Dean for Academic Affairs at Kellogg. Since 1989, Mr. Jain has been a visiting Professor of Marketing, Sasin Graduate Institute of Business Administration, Chulalongkorn University, Bangkok. He is also a director of Deere & Company, Northern Trust Corporation, Peoples Energy Corporation, a diversified energy company, and Evanston Northwestern Healthcare.

HOMI B. PATEL, 56—Director since 1994

Mr. Patel has been chairman since July 2004, and has been president and chief executive officer of HARTMARX CORPORATION since 2002. From 1993 until 2002, he served as president and chief operating officer. He is also a director of the Amalgamated Life Insurance Co.

MICHAEL B. ROHLFS, 54—Director since 1995 Mr. Rohlfs has been president and chief executive officer of Dearborn Financial, Inc., an investment advisory company, since 1995.

STUART L. SCOTT, 67—Director since 1993

Prior to his retirement on December 31, 2004, Mr. Scott served as chairman of Jones Lang LaSalle Incorporated, an international real estate services firm, from 1998 until 2004. From 1992 to 2001, he was chairman and chief executive officer of LaSalle Partners Incorporated and its successor entities. Mr. Scott has been a member of the board of LaSalle Hotel Properties, a real estate investment trust, since 1998.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

IN FAVOR OF

EACH OF THE NOMINEES FOR DIRECTOR

Board of Director and Committee Meetings

The Board held six meetings in fiscal 2005, one of which was the annual meeting. All directors attended at least 75% of the meetings of the Board and committees on which they served. Board committees are reconstituted annually at the Annual Meeting of the Board immediately following the Annual Meeting of Stockholders. The Corporate Governance Guidelines for Hartmarx Corporation, adopted by the Board of Directors on August 8, 2002, set forth the Company’s policy on director attendance at Board and committee meetings. A current copy of the Corporate Governance Guidelines is available on the Company’s website at www.hartmarx.com, under the heading “Investor Relations.” A copy of the Corporate Governance Guidelines is also available in print to stockholders upon request, addressed to the Corporate Secretary at Hartmarx Corporation, 101 North Wacker Drive, Chicago, IL 60606.

The Audit and Finance Committee presently consists of Mr. Rohlfs, chairman, Mr. Anthony, Mr. Cole and Mr. Dollive, each of whom is an “independent director” under the New York Stock Exchange listing standards applicable to audit committee members. It met nine times in fiscal 2005. This committee maintains communications between the directors and independent auditors and assists the Board in its oversight responsibilities relating to corporate accounting, integrity of financial controls and reporting practices. Please refer to the “Report of the Audit and Finance Committee,” which begins on page 6 below. In addition, this committee oversees the Company’s investment policies and methods of financing corporate operations and employee benefits plans.

The Compensation and Stock Option Committee (the “Compensation Committee”) is currently composed of Mr. Farley, chairman, Mr. Cole, Mr. Jain and Mr. Scott, each of whom is an “independent director” under the New York Stock Exchange listing standards. It met four times in fiscal 2005. As set forth in the Charter of Scope, Responsibilities, Structure and Processes of the Compensation and Stock Option Committee of the Board of Directors of Hartmarx Corporation, adopted on January 20, 2004 (the “Compensation Committee Charter”), the Compensation Committee exercises the full powers of the Board with respect to compensation paid to executives of the Company and its subsidiaries. It also grants employee stock options and makes other determinations regarding the administration of employee stock option plans. It approves management incentive (bonus and long-term) plans, determines the standards of performance for incentive payments and performs other duties as set forth in the Compensation Committee Charter. A current copy of the Compensation Committee Charter is available on the Company’s website at www.hartmarx.com, under the heading “Investor Relations.” A copy of the Compensation Committee Charter is also available in print to stockholders upon request, addressed to the Corporate Secretary at Hartmarx Corporation, 101 North Wacker Drive, Chicago, IL 60606. Please refer to the “Report of the Compensation and Stock Option Committee,” which begins on page 16 below.

The Nominating and Governance Committee (the “Nominating Committee”) consists of Mr. Scott, chairman, Mr. Dollive and Mr. Jain, each of whom is an “independent director” under the New York Stock Exchange listing standards. This committee met twice in fiscal 2005. As provided in the Charter of Scope, Responsibilities, Structure and Processes of the Nominating and Governance Committee of the Board of Directors of Hartmarx Corporation, adopted on January 20, 2005 (the “Nominating Committee Charter”), the functions of the Nominating Committee include the following:

•	assisting in identifying, recruiting and recommending to the Board individuals qualified to serve as directors of the Company;

•	reviewing the background and qualifications of individuals being considered as director candidates;

•	advising the Board with respect to matters of Board composition and procedures;

•	reviewing committee assignments and the policy with respect to the rotation of committee memberships and/or committee chairs, and reporting any recommendations to the Board;

•	developing and recommending to the Board a set of corporate governance principles for the Company; and

•	overseeing the evaluation of the Board as a whole, the committees of the Board and management.

A current copy of the Nominating Committee Charter is available on the Company’s website at www.hartmarx.com, under the heading “Investor Relations,” and is also available in print to stockholders upon request, addressed to the Corporate Secretary at Hartmarx Corporation, 101 North Wacker Drive, Chicago, IL 60606.

The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit a recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company, and including the candidate’s (i) age, (ii) business and residence addresses, (iii) principal occupation, (iv) a description of any arrangements or understandings between the stockholder and such nominee pursuant to which the nomination is to be made by the stockholder, (v) such other information as would be required to be included in a proxy statement soliciting proxies to elect that person as a director and (vi) the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The stockholder recommendation and information described above must be sent to the Corporate Secretary at Hartmarx Corporation, 101 North Wacker Drive, Chicago, IL 60606 and must be received by the Corporate Secretary no earlier than November 15 and no later than December 15 immediately preceding the annual meeting of stockholders.

The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee (i) demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and (ii) have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. Nominees for director shall be selected on the basis of, among other things, broad experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time to Board duties. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Nominating Committee also seeks to have the Board represent a diversity of backgrounds and experience.

The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who may be available to serve on the Board. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, and may conduct one or more interviews with the candidate. The Company’s Chairman and CEO may also conduct an interview with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons who may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

The Executive Committee consists of all non-management directors and, with the exception of Mr. Hand, each member is an “independent director” under the New York Stock Exchange listing standards. As provided in the Company’s Corporate Governance guidelines, the “Lead Director” (who presides over Executive Committee meetings or executive sessions of the Board) is the Chairman of the Executive Committee, currently Mr. Farley.

Stockholder Communications with Directors

The Board has for many years had in place a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board (including without limitation the Lead Director, Raymond F. Farley, Chairman of the Executive Committee, or the non-management directors as a group), any Board committee or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o General Counsel/Corporate Secretary” at Hartmarx Corporation, 101 North Wacker Drive, Chicago IL 60606. Alternatively, communications may be sent via e-mail addressed to leaddirector@hartmarx.com.

All communications received as set forth in the preceding paragraph will be opened by the office of the General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the General Counsel’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

In addition, it is Company policy that each of our directors attend the Annual Meeting. All directors standing for election were in attendance at the 2005 Annual Meeting.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The responsibilities of the Audit and Finance Committee (the “Audit Committee”) are set forth in the Charter of Scope of Responsibilities, Structure and Processes for Audit Committee Functions, as amended and restated by the Board of Directors effective January 26, 2006 (the “Audit Committee

Charter”). Those responsibilities include providing oversight of the Company’s financial reporting process through periodic meetings with the Company’s management, independent registered public accounting firm and internal auditors to review accounting, auditing, internal controls and financial reporting matters, as set forth in the Audit Committee Charter. A current copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit C. A current copy of the Audit Committee Charter is also available on the Company’s website at www.hartmarx.com, under the heading “Investor Relations,” and is available in print to stockholders upon request, addressed to the Corporate Secretary at Hartmarx Corporation, 101 North Wacker Drive, Chicago, IL 60606.

The Audit Committee has the ultimate authority to select the independent registered public accounting firm, evaluate their performance, approve all audit and non-audit work and approve all fees associated therewith. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal control. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including senior financial management, the Company’s internal audit staff and the Company’s independent registered public accounting firm.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

The Audit Committee consists of the following members of the Company’s Board of Directors: Michael B. Rohlfs, chairman, Michael F. Anthony, Jeffrey A. Cole and James P. Dollive, each of whom is an “independent director” under the New York Stock Exchange listing standards applicable to audit committee members. The Board of Directors has determined that each member of the Audit Committee is financially literate and that Mr. Rohlfs, chairman of the Committee, and Mr. Dollive are each qualified as an audit committee financial expert. Mr. Rohlfs has served on the Audit Committee since 1996, and has served as chairman of the Audit Committee since 2001. He is a certified public accountant, with many years of experience in the practice of public and private accounting. Mr. Dollive is the executive vice president and chief financial officer of Kraft Foods Inc. and has served on the Audit Committee since May 2003.

The Audit Committee has reviewed and discussed with senior management the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2005. Management has confirmed to the Audit Committee that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with accounting principles generally accepted in the United States.

The Audit Committee has discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication with Audit Committees”).

The Audit Committee has received from PwC a letter providing the disclosures required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”) with respect to any relationships between PwC and the Company that in PwC’s professional judgment may reasonably be thought to bear on its independence. PwC has discussed its independence with the Audit Committee and has confirmed in such letter that, in its professional judgment, PwC is independent of the Company.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2005.

AUDIT AND FINANCE COMMITTEE

Michael B. Rohlfs, Chairman

Michael F. Anthony         Jeffrey A. Cole         James P. Dollive

The information contained in the foregoing Report of the Audit and Finance Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

PricewaterhouseCoopers LLP Fees and Services

Aggregate fees for professional services rendered by PwC as of and for the fiscal years ended November 30, 2005 and November 30, 2004, are set forth below. The disclosures include all services and all fees for professional services related to such fiscal year and include estimated amounts for services which have not been completed and which have not been billed and/or paid.

	2005	2004
Audit fees	$1,599,074	$2,687,380
Audit-related fees	67,400	101,284
Tax fees	36,700	217,448
All other fees	—	—

TOTAL	$1,703,174	$3,006,112

Audit fees for the years ended November 30, 2005 and November 30, 2004, were for professional services rendered by PwC in connection with (i) the audit of the annual financial statements set forth in the Company’s Annual Reports on Form 10-K for the respective fiscal years ended November 30, 2005 and 2004; (ii) the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting, as required under Section 404 of the Sarbanes-Oxley Act of 2002; and (iii) the review of the Company’s unaudited quarterly financial statements set forth in the Company’s Quarterly Reports on Form 10-Q for the quarters ended February 28 (or February 29, as applicable), May 31, and August 31, in fiscal years 2005 and 2004. Audit fees shown for 2004 are higher than previously reported as the previously reported amount did not include the final billing for professional services performed related to the 2004 audit, including the assessment of internal control over financial reporting.

Audit-related fees for the years ended November 30, 2005 and November 30, 2004, were for professional services rendered by PwC principally in connection with employee benefit plan audits and accounting consultations.

Tax fees for the years ended November 30, 2005 and November 30, 2004, were for professional services rendered by PwC principally in connection with tax compliance, including the review of tax returns, and related tax advice.

Other than audit fees, audit-related fees and tax fees, no other professional fees were incurred by the Company or billed by PwC for fiscal years ended November 30, 2005 and November 30, 2004.

Pre-Approval of Non-Audit Services

The Audit Committee pre-approves, as required, up to an aggregate dollar amount and individual dollar amount per engagement, certain permitted non-audit services anticipated to be provided by PwC. In the event permitted non-audit service amounts exceed a threshold established by the Audit Committee, the Audit Committee chairman has the authority to approve such excess amounts. No fees were paid to PwC for non-audit, non-review or non-attest services in fiscal years 2005 or 2004 in reliance on the de minimis exception.

The Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining the independence of PwC.

DIRECTOR COMPENSATION

For 2005, each of the directors not employed by the Company or any of its subsidiaries (“Non-Employee Directors”) was paid a $20,000 annual retainer. Committee Chairs were paid additional annual retainer amounts as follows: Audit and Finance Committee Chair—$4,000; Compensation and Stock Option Committee Chair—$2,000; Executive Committee Chair—$2,500; and Nominating and Governance Committee Chair—$2,000. Each Non-Employee Director also received $1,000 for each Board meeting attended and, except as set forth below, $1,000 for each committee meeting attended. Committee meeting fees paid to members of the Audit and Finance Committee were $2,000 for each committee meeting attended; committee meeting fees paid to the Chairs of the Compensation and Stock Committee and the Nominating and Governance Committee were $2,000 for each committee meeting attended.

Under the 1995 Stock Plan for Non-Employee Directors, each Non-Employee Director received a Deferred Director Stock Award (“DDSA”) on the date of election (or re-election, as the case may be), in April 2005. For 2005, the number of DDSA units granted to each director is equal to the nearest number of whole units obtained by dividing the annual retainer amount by the fair market value of a share of Common Stock on the date of election (or re-election, as the case may be). DDSAs consist of share units credited to an account for each Non-Employee Director, each unit representing one share of Common Stock. Upon the director’s death, disability or termination of Board service, whole units become payable in shares of Common Stock and any fractional units become payable in cash. Each Non-Employee Director received a DDSA equal to 2,103 share units. No Director Stock Options were granted in 2005.

Certain of the directors had the opportunity to defer payment of all or a portion of annual fees otherwise payable from January 1, 1986 through 1989. Deferred fees earn interest from the date of deferral at 110% of the seasoned Moody’s Corporate Bond Index rate. Upon termination of service as a director, the Company has agreed to pay such deferred fees and interest (“Deferral Account”), either in a lump sum or in installments. The deferral arrangements also provide for the Company’s payment of specified death benefits under certain circumstances. Each director who has deferred fees is an unsecured general creditor of the Company with respect to such Deferral Account. Non-Employee Directors are also provided a clothing allowance for company products and, while on Hartmarx business, travel accident insurance. The cost of such benefits was approximately $3,500 per director.

RELATED PARTY TRANSACTIONS

The Company and Mr. Hand, former chairman and a nominee for election as director, are parties to a consulting agreement dated as of April 15, 2004 (the “Consulting Agreement”), pursuant to which Mr. Hand has agreed to provide consulting services to the Company. The Consulting Agreement was for an initial one year term, commencing July 1, 2004 and ending on June 30, 2005, and automatically renews on each subsequent July 1 for an additional one year period ending on the immediately following June 30, with the final renewal of the consulting period to commence on July 1, 2010 and end on June 30, 2011, unless sooner terminated in accordance with the terms of the Consulting Agreement. Remuneration and benefits provided to Mr. Hand under the Consulting Agreement are limited to: (i) a consulting fee of $7,000 per month; (ii) medical and dental coverage for Mr. Hand and his wife, on the same basis as was available during Mr. Hand’s employment with the Company and with Mr. Hand’s payment of the contributory portion of the medical and dental premiums; (iii) office space and part-time secretarial services; (iv) automobile allowance of $1,000 per month; and (iv) expense reimbursement for ordinary and necessary business expenses incurred in accordance with the Company’s expense reimbursement policy then in effect.

In addition, as approved by the Compensation and Stock Option Committee of the Board of Directors in December 2002, for 2005, Mr. Hand was paid a long-term incentive plan payout pursuant to the Company’s long-term performance plan described in Note 6 to the Summary Compensation Table which appears on page 11. The payment to Mr. Hand was $46,875.

EXECUTIVE OFFICER COMPENSATION

The following table shows the compensation for the past three fiscal years for each of the Company’s five most highly compensated executive officers, including the Chief Executive Officer (the “Named Executive Officers”).

Summary Compensation Table

					Long-Term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary(1)	Bonus(2)	Other Annual Compen- sation(3)	Restricted Stock Awards(4)	Securities Underlying Options(5)	LTIP Payouts(6)	All Other Compen- sation(7)
Homi B. Patel	2005	$741,167	$743,763	$125,566	$746,250	100,000	$106,250	$19,476
Chairman, President &	2004	719,250	768,994	57,622	546,000	50,000	—	18,820
Chief Executive Officer	2003	686,617	313,902	71,512	188,400	50,000	—	15,953

Glenn R. Morgan	2005	266,575	170,562	—	74,625	20,000	18,750	12,915
Executive Vice	2004	259,075	176,347	—	54,600	15,000	—	11,817
President and Chief Financial Officer	2003	251,133	71,984	—	23,550	15,000	—	11,351

Taras R. Proczko	2005	213,333	141,669	—	74,625	20,000	12,500	14,329
Senior Vice President,	2004	193,333	138,338	—	109,200	15,000	—	11,873
General Counsel and Secretary	2003	171,625	56,469	—	23,550	15,000	—	9,663

Raymond C. Giuriceo	2005	135,867	56,938	—	—	5,000	—	7,112
Vice President and	2004	131,908	58,870	—	—	5,000	—	5,762
Managing Director, International Marketing	2003	128,267	24,030	—	—	5,000	—	4,766

Andrew A. Zahr	2005	131,912	56,938	—	—	7,000	—	6,948
Vice President,	2004	127,912	58,870	—	—	5,000	—	5,489
Controller	2003	123,827	24,030	—	—	5,000	—	4,457

(1)	Includes amounts paid and deferred, if any.

(2)	These amounts represent the total of bonuses earned under the Management Incentive Plan.

(3)	These amounts represent tax gross-up payments on deposits (and on taxable earnings on those deposits) made by the Company into a trust for the benefit of Mr. Patel. This trust was established pursuant to a certain supplemental retirement benefit compensation agreement which is intended to provide Mr. Patel with non-qualified pension benefits based upon the benefits which could have been earned under the Company’s pension plan but for limitations imposed by the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code. See information under the caption “Pension Plan,” beginning on page 15.

(4)	The dollar amount shown equals the number of shares of restricted stock awards multiplied by the stock price on the grant date. This valuation does not take into account the diminution in value attributable to the restrictions placed on the awards. On August 3, 2005, restricted stock awards were granted to the following Named Executive Officers and vest on the first to occur of (i) August 3, 2010; (ii) the date on which the closing stock price on the New York Stock Exchange equals or exceeds $14.00 for 30 consecutive calendar days; (iii) retirement at age 65; or (iv) with the consent of the Compensation and Stock Option Committee: Mr. Patel, 75,000; Mr. Morgan, 7,500; and Mr. Proczko, 7,500. The number and value of aggregate restricted stock award holdings at November 30, 2005 were: Mr. Patel, 150,000 ($1,107,000); Mr. Morgan, 15,000 ($110,700); Mr. Proczko, 22,500 ($166,050); Mr. Giuriceo, 0 ($0); and Mr. Zahr, 0 ($0). Dividends, if any, will not be paid on the restricted stock awards reported herein.

(5)	Based on the Black-Scholes option-pricing model, and utilizing the following weighted average assumptions: risk free interest rate—3.6%; expected life (in years)—4; expected volatility—50%; and expected dividend yield—$0, the weighted average fair value of options at the date of grant for the Named Executive Officers in 2005 was: Mr. Patel, $346,000; Mr. Morgan, $69,200; Mr. Proczko, $69,200; Mr. Giuriceo, $17,300; and Mr. Zahr, $24,220.

(6)	These amounts represent cash bonus earned with respect to EBIT achievement goals during 2005. The Company had in effect during 2003, 2004 and 2005 a long-term incentive performance plan. The Compensation and Stock Option Committee of the Board of Directors, which is comprised of “independent directors” under the New York Stock Exchange listing standards and “outside directors” as defined in Section 162(m) of the Internal Revenue Code, approved the plan which provided an opportunity for certain of the key executives of the Company and its subsidiaries, including certain of the Named Executive Officers to earn qualified performance-based compensation upon the attainment of specified earnings before interest and taxes (“EBIT”) goals established for certain of the Company’s operating groups. Under the terms of the plan, upon the attainment by a specific operating group of a pre-established EBIT goal during the performance period—fiscal years 2003, 2004 or 2005, certain of the key executives of the Company are awarded a cash bonus equal to a specified percentage of such executive’s total EBIT award, and certain operating company executives are paid their full EBIT award. If each of the Company’s operating units achieves its EBIT goal in the same fiscal year, 100% of the executive’s total EBIT award would be paid to him or her shortly after the end of such fiscal year. Once an operating unit attains its EBIT goal and an award is paid to an executive, the EBIT goal has been attained and no other payments are made in subsequent years of the performance period with respect to EBIT attainment by that particular operating unit. The maximum amount payable to each Named Executive Officer under the plan was: Mr. Patel, $425,000; Mr. Morgan, $75,000; and Mr. Proczko, $50,000. Only one of four operating groups met its extraordinary EBIT target during the 2003—2004—2005 period. Messrs. Patel, Morgan and Proczko received cash bonus awards of $106,250, $18,750 and $12,500, respectively, under this program.

(7)	Includes all other compensation as disclosed in the table below:

	Year	Company Matching Contributions to Savings Investment Plan	Personal Liability & Term Life Insurance Premiums	Company Auto Lease	Financial Planning Services	Executive Vision	Total All Other Compen- sation
Homi B. Patel	2005 2004 2003	$6,300 5,535 4,800	$3,879 3,858 3,705	$5,441 6,257 4,279	$3,686 3,000 3,000	$170 170 169	$19,476 18,820 15,953

Glenn R. Morgan	2005 2004 2003	6,300 5,544 5,022	1,664 1,705 1,623	4,781 4,398 4,537	— — —	170 170 169	12,915 11,817 11,351

Taras R. Proczko	2005 2004 2003	6,300 6,015 4,640	2,144 1,926 1,656	3,440 3,762 3,198	2,275 — —	170 170 169	14,329 11,873 9,663

Raymond C. Giuriceo	2005 2004 2003	5,842 4,376 3,557	1,100 1,216 1,040	— — —	— — —	170 170 169	7,112 5,762 4,766

Andrew A. Zahr	2005 2004 2003	5,724 4,263 3,485	1,054 1,056 803	— — —	— — —	170 170 169	6,948 5,489 4,457

Employment and Severance Agreements

Separate employment agreements and severance agreements are in effect between the Company and each of Messrs. Patel, Morgan and Proczko. Mr. Patel’s employment agreement was for an initial 2-year term expiring December 31, 2002, and effective December 31, 2001, and on each anniversary thereof, the term of the agreement is automatically extended by one year unless prior to such date the Company delivers written notice to Mr. Patel, or Mr. Patel delivers written notice to the Company, that the term of the agreement will not be so extended. The employment agreements with Messrs. Morgan and Proczko, were extended for two years and expire on December 31, 2007.

The employment agreements provide that Messrs. Patel, Morgan and Proczko will receive annual salaries at least equal to their respective annual salaries on the date the agreements were effective with increases to be determined by the Compensation and Stock Option Committee, except for across-the-board reductions similarly affecting all executives of the Company, and provide for participation in the Management Incentive Plan (“MIP”) described below, and in other fringe benefits, including any long-term incentive plan, available to key executives.

In the event that any of these executives is discharged without cause or resigns with good reason, which includes resignation due to a change in duties or termination of the employment agreement other than in accordance with its terms, the executive will be entitled to continuation of salary and fringe benefits for 24 months. In addition, upon such discharge or resignation, all unpaid incentive compensation under the MIP (including all contingent compensation which would have been payable for the full fiscal year in which such executive’s employment is terminated and for the following fiscal year) will be paid as and when MIP payments are made to other MIP participants for such periods. All unpaid incentive compensation under any long-term incentive plan (including a pro-rata portion of the aggregate value of all contingent incentive compensation with respect to uncompleted performance periods) will become payable within ten days of such discharge or resignation; and all stock options and restricted stock awards granted to such executive under the Company’s stock option plans will become immediately exercisable and fully vested, as the case may be.

The amended and restated severance agreements covering Messrs. Patel and Morgan were for an initial 2-year term expiring December 31, 2002, and effective December 31, 2001, and on each anniversary thereof, the term of the agreement is automatically extended for a one year period, unless prior to such date the Company delivers written notice to the executive or the executive delivers written notice to the Company, that the term of the agreement will not be so extended. In the case of Mr. Proczko, the severance agreement was for an initial term expiring December 31, 2004, and provides for the same automatic extension as described in the immediately preceding sentence. Pursuant to the severance agreements, the Company has agreed to pay to Messrs. Patel, Morgan and Proczko severance benefits in the event their employment is terminated within 24 months following a change in control of the Company for any reason other than (i) death, (ii) disability, (iii) cause or (iv) resignation without good reason (a “Qualifying Termination”). The severance payment, payable as a lump sum in lieu of the salary continuation, bonus and long-term incentive compensation payments described above, would equal three times the higher of the executive’s annual base salary as of the date the executive’s employment is terminated and the executive’s annual base salary in effect immediately prior to the change in control, plus three times the executive’s target bonus opportunity under the MIP for such year. Fringe benefits would continue to be provided for a period of 36 months.

In addition, upon a Qualifying Termination, all stock options and restricted stock awards granted to each of Messrs. Patel, Morgan and Proczko under the Company’s stock option plans would become immediately exercisable and fully vested, as the case may be, and the executive would also be entitled to receive any unpaid contingent or other incentive compensation in the same manner as described above. All such amounts would be due and payable within ten days of the date of such termination. In the event that total severance benefits to be received by the executive in connection with a change in control would be subject to any excise tax imposed under Section 4999 of the Internal Revenue Code, then the Company will pay to the executive an additional amount such that after deduction of any excise tax on such severance benefits and any federal, state and local income and employment taxes and excise tax on such additional amount, the net amount retained by the executive will be equal to the severance benefits to be paid to such executive.

Separate severance agreements are in effect between the Company and Messrs. Giuriceo and Zahr, and they have agreed to remain in the employ of the Company, subject to the Company’s agreement to pay severance benefits if they experience a Qualifying Termination. Generally, the severance payment would equal two times their average annual compensation for the three calendar years immediately preceding the year in which the change in control occurs; and they would also be entitled to receive any appreciation in the value of Common Stock covered by outstanding stock options (whether or not then fully exercisable).

Stock Option Grants

The following tables provide information on the Named Executive Officers’ option grants in fiscal 2005, option exercises in fiscal 2005 and the value of unexercised options at November 30, 2005.

Option Grants in the Last Fiscal Year

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Options Granted(2)	Percent of Total Options Granted to Employees in Fiscal Year(3)	Exercise or Base Price ($)/Share(4)	Expiration Date	5% ($)	10% ($)
Homi B. Patel	100,000	20.37	8.07	01/18/2010	222,959	492,682
Glenn R. Morgan	20,000	4.07	8.07	01/18/2010	44,582	98,536
Taras R. Proczko	20,000	4.07	8.07	01/18/2010	44,582	98,536
Raymond C. Giuriceo	5,000	1.02	8.07	01/18/2010	11,148	24,634
Andrew A. Zahr	7,000	1.43	8.07	01/18/2010	15,607	34,488

(1)	The amounts shown above for each of the Named Executive Officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of 5% and 10% over the full five year term of the options, as permitted by applicable regulations of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on the future performance of the Company and overall stock market conditions. Based on the Black-Scholes option-pricing model, and utilizing the following weighted average assumptions: risk free interest rate—3.6%; expected life (in years)—4; expected volatility—50%; and expected dividend yield—$0, the weighted average fair value of options at the date of grant for the Named Executive Officers in 2005 was: Mr. Patel, $346,000; Mr. Morgan, $69,200; Mr. Proczko, $69,200; Mr. Giuriceo, $17,300; and Mr. Zahr, $24,220.

(2)	These options were granted on January 19, 2005, became fully exercisable on January 19, 2006 and are subject to termination between 90 days and three years following termination of employment in certain events.

(3)	On January 19, 2005, the Company granted options representing 481,000 shares to employees, including the Named Executive Officers. During the remainder of fiscal 2005, the Company granted additional options representing 10,000 shares to employees with exercise prices equal to the fair market value of the stock on the date of grant. None of those additional options were granted to a Named Executive Officer.

(4)	The exercise price may be paid in cash or by delivery of already owned shares subject to the terms of the award document and such rules as the Compensation Committee may establish. The fair market value on the date of grant of the shares underlying the January 19, 2005 options was $8.07 per share, and $9.54 and $7.98 per share for the additional options granted in fiscal 2005.

Aggregated Option Exercises in the Last Fiscal Year

and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise	Value ($) Realized	Number of Securities Underlying Unexercised Options at Nov. 30, 2005 Exercisable/Unexercisable	Value ($) of Unexercised In-the-Money Options at Nov. 30, 2005 Exercisable/Unexercisable
Homi B. Patel	120,000	559,519	170,000/100,000	815,800/0
Glenn R. Morgan	40,000	194,481	60,000/20,000	261,300/0
Taras R. Proczko	28,500	161,375	15,000/20,000	45,600/0
Raymond C. Giuriceo	5,000	21,750	39,500/5,000	171,430/0
Andrew A. Zahr	3,000	14,654	37,000/7,000	160,000/0

Equity Compensation Plan Information*

	(a)	(b)	(c)
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	2,178,088	$5.12	847,055	**
Equity compensation plans not approved by security holders	0	0	0
Total	2,178,088	$5.12	847,055	**

*	As of November 30, 2005.

**	As of November 30, 2005, 821,433 shares were available for issuance under the Company’s 2003 Incentive Stock Plan as stock options, stock appreciation rights or restricted stock awards, and 25,622 shares were available for issuance under the Company’s 1995 Stock Plan for Non-Employee Directors as stock options or Deferred Director Stock Awards.

Pension Plan

Average Annual Earnings (Highest 5 Years of last 10 Years)	Years of Credited Service
	5	10	15	20	25	30 or more
$ 200,000	$11,470	$26,176	$40,882	$55,587	$70,293	$84,999
250,000	14,720	33,593	52,465	71,337	90,210	109,082
300,000	17,970	41,009	64,048	87,087	110,126	133,165
350,000	21,220	48,426	75,632	102,837	130,043	157,249
400,000	24,470	55,843	87,215	118,587	149,960	181,332
450,000	27,720	63,259	98,798	134,337	169,876	205,415
500,000	30,970	70,676	110,382	150,087	189,793	229,499
550,000	34,220	78,093	121,965	165,837	209,710	253,582
600,000	37,470	85,509	133,548	181,587	229,626	277,665
700,000	43,970	100,343	156,715	213,087	269,460	325,832
800,000	50,470	115,176	179,882	244,587	309,293	373,999
900,000	56,970	130,009	203,048	276,087	349,126	422,165
1,000,000	63,470	144,843	226,215	307,587	388,960	470,332

The Hartmarx Retirement Income Plan (the “Plan”), a trusteed plan, provides for contributions to be made by the Company and designated affiliates on an actuarial basis and provides for defined benefits in the event of retirement after certain age and service requirements have been met. Survivor benefits are also provided in the event of a participant’s death after certain other age and service requirements have been met. Regular eligible employees of the Company or a designated affiliate hired before April 1, 2003 who participate in and contribute to the Hartmarx Savings Investment and Stock Ownership Plan, a trusteed defined contribution plan, automatically participate in the Plan. Employees hired on or after April 1, 2003 are not eligible to participate in the Plan. Normal retirement age under the Plan is 65, and early retirement at any time after a vested participant attains age 55 results in actuarially reduced benefits.

Maximum benefits payable under the Plan are equal to: (i) 1 2/3% of a participant’s highest average annual earnings for any five consecutive years included within the final 10 years of employment with the Company less 1 2/3% of the participant’s primary Social Security benefit, multiplied by years of participation prior to April 1, 2003, plus (ii) if the years of participation taken into account in clause (i) are fewer than 30 years, 1% of a participant’s highest average annual earnings less 1% of the participant’s primary Social Security benefit, multiplied by years of participation after April 1, 2003, however, the total number of years of participation in clauses (i) and (ii) shall not exceed 30.

The table above shows the estimated annual benefits payable upon retirement on December 31, 2005 at age 65 to non-union participants in the Plan, in specified classifications as to compensation and years of service. These single-life benefits are actuarially reduced when the spouse is named as joint annuitant or if the employee withdraws his or her pre-1984 contributions to the Plan prior to retirement. In certain instances, benefits are subject to limitations imposed by the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code. Lump sum payment of benefits is available only if the present value of the accrued benefit is under $5,000.

The Company has authorized additional non-qualified pension payments based upon the benefits which could have been earned in accordance with the formula described above but for the application of such limitations, and such non-qualified pension benefits are included in the table. Compensation covered by the Plan for the Named Executive Officers generally corresponds with the earned salary, bonus and cash portion of any long-term incentive payout shown in the Summary Compensation Table. Full years of service credited under the Plan as of November 30, 2005 were: 25 for Mr. Patel; 24 for Mr. Morgan; 23 for Mr. Proczko; 30 for Mr. Giuriceo; and 30 for Mr. Zahr.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

Executive Compensation Program

The Compensation and Stock Option Committee (the “Committee”), which is comprised of four independent directors of the Company, operates under a written charter. The charter is available on the Company’s website at www.hartmarx.com, under the heading “Investor Relations.” As set forth in the charter, the Committee’s responsibility includes overseeing and assisting the Board in fulfilling its responsibilities with respect to compensation matters, employee benefits plans, incentive compensation matters, equity-based plans and chief executive officer compensation. In fulfilling its responsibilities, the Committee sets executive compensation levels and establishes and administers short-term and long-term incentive programs based upon a set of guiding principles. These principles are designed to align executive compensation with management’s execution of business strategies and initiatives so as to enhance stockholder values. They are:

•	Integration of the total compensation package into a program which will attract and retain key executives critical to the long-term success of the Company.

•	Awarding of short-term incentives on terms closely tied to operating unit performance and based upon the achievement of business goals for the performance period.

•	Alignment of executive and stockholder interests through stock-based long-term and cash-based long-term incentive programs which reward executives for enhancement of stockholder values.

The total compensation program consists of three components:

Base Salary

The base salaries and salary ranges for executives are determined in relation to competitive market data provided in national executive compensation surveys and subject to review by independent compensation consultants, as appropriate. Salary ranges are reviewed on a periodic basis and adjusted as warranted. In determining the appropriate levels of executive compensation for fiscal 2005, the Committee took into account the Company’s financial performance for 2004.

Salaries are reviewed on an annual basis, and salary changes are based upon individual performance, level of responsibility, prior experience, information gathered from companies that comprise our Peer Group, and companies with whom we compete for executive talent outside the Peer Group. Salary adjustments are also subject to the consideration of an annual salary budget. The salary budget is determined in relation to competitive market data provided in external third-party published surveys, peer group company comparisons and the financial performance of the Company and its operating units. A salary increase budget of 3% was established for 2005.

At its January 2005 meeting, the Committee reviewed recommendations for salary adjustments for the Named Executive Officers, among other officers, compensation practices as disclosed in proxy statements of the Company’s Peer Group and other companies and recommendations of the chief executive officer. The Committee also considered Company and operating unit performance, incumbent performance and experience, relative pay among officers and recommendations of the CEO and the Company’s human resources staff. The Committee approved salaries for the officers effective for calendar year 2005. Those increases varied by officer, and reflected an over-all percentage increase in officers’ salaries of approximately 2.2%. Salaries for the Named Executive Officers are within the range of average competitive levels, with the competitiveness of the overall compensation package significantly dependent upon the reward opportunities created by achievement of objectives under the Company’s short-term and long-term incentive plans. The salary of the chief executive officer is discussed separately, below.

Short-Term Incentives

Executives are eligible for annual bonuses under the Management Incentive Plan (“MIP”), which is a plan qualified under Section 162(m) of the Internal Revenue Code. Incentive opportunities are determined in relation to competitive market data provided by independent compensation consultants, and information gathered from companies that comprise our Peer Group and companies with whom we compete for executive talent outside the Peer Group, and are also subject to periodic review by independent compensation consultants. Awards are based upon the achievement of financial goals established for individual operating units and on a consolidated basis in accordance with the Company’s business plan. At its December 2004 meeting, the Committee reviewed and approved the 2005 performance goals for consolidated pre-tax income, sales weighted pre-tax income, and sales weighted adjusted net assets as a percentage of sales for the Company and its operating units.

For fiscal 2005, 30 executives participated in the MIP and maximum bonus opportunities ranged from 26.7% of base salary to 127% of base salary. Corporate executives were measured based on consolidated pre-tax income, operating unit sales-weighted earnings before interest and taxes and adjusted net asset goals. Operating unit executives were measured based on earnings before interest and taxes, sales and adjusted net asset goals applicable to their respective units and on consolidated pre-tax income. No bonuses would have been earned under the MIP if the Company had not achieved positive consolidated income results.

At the January 2006 meeting, the Committee certified the level of 2005 achievement of pre-tax income, operating unit sales-weighted earnings before interest and taxes and adjusted net asset goals, and approved the payment of bonuses based on the level of achievement of the various goals. The actual bonus results reflect the fact that the Company exceeded its consolidated pre-tax income target with a 48% increase in pre-tax income over the prior year, and met or exceeded certain operating unit sales goals and return on net assets goals established for 2005. Bonuses paid to MIP participants for fiscal 2005 averaged 37.6% of base salaries and 62.6% of maximum incentive opportunities. The Summary Compensation Table on page 10 includes the bonus awards for the Named Executive Officers approved by the Committee.

Long-Term Incentives

Executives are eligible for awards of stock options, restricted stock awards and other awards under the Company’s 2003 Incentive Stock Plan. Awards are determined in relation to competitive practice and an individual’s position within the Company. Selected senior executives may receive a combination of stock option grants utilizing length of service vesting and restricted stock awards utilizing performance-based vesting whereby increments of the award will vest when the market price of the Company’s stock equals or exceeds a certain level for 30 consecutive calendar days. As disclosed in the Option Grants in the Last Fiscal Year table on page 14, one stock option grant was awarded to each of the Named Executive Officers. The stock option grants were at an exercise price equal to the fair market value of the Company’s stock on the date of grant, $8.07 per share.

The purpose of restricted stock awards is to provide key employees of the Company and its subsidiaries with opportunities to acquire a proprietary interest in the Company and thereby retain key personnel of outstanding ability. In addition, such awards serve to align the interests of Company executives and shareholders. As reflected in the Summary Compensation Table on page 10, Messrs. Patel, Morgan and Proczko each received one restricted stock award which vests on the first to occur of (i) August 3, 2010; (ii) the date on which the closing stock price on the New York Stock Exchange equals or exceeds $14.00 for 30 consecutive calendar days; (iii) retirement at age 65; or (iv) with the consent of the Compensation and Stock Option Committee.

In addition to stock options and restricted stock awards, certain key executives of the company and its subsidiaries were eligible for additional cash bonus awards based on the achievement of pre-established extraordinary EBIT goals set for certain of the Company’s operating groups, as described in Note 6 to the Summary Compensation Table on page 11. Only one of four operating groups met its extraordinary EBIT target during the 2003—2004—2005 period. Messrs. Patel, Morgan and Proczko received cash bonus awards of $106,250, $18,750 and $12,500, respectively, under this program for fiscal year 2005. No other payouts were made to the Named Executive Officers under the program.

Chief Executive Officer Compensation

The Committee increased the salary of the chief executive officer 3%, from $721,000 to $743,000, effective January 1, 2005 and maintained Mr. Patel’s maximum bonus opportunity under the MIP at the same level as in 2004. The increase in the chief executive officer’s salary was based upon the salary range for the position and was within the 3% salary increase budget approved by the Committee for 2005. The salary of the chief executive officer is within a competitive range when compared to other chief executive officers as reported in national surveys and in the Company’s Peer Group. In addition, in keeping with the Committee’s philosophy of rewarding executives based on the achievement of performance goals, the total compensation paid to the chief executive officer is based, in significant part, on incentive opportunities under the Company’s short-term and long-term incentive plans. For fiscal 2005, Mr. Patel received one stock option grant to purchase 100,000 shares of the Company’s common stock at an exercise price of $8.07 per share, the fair market value of the stock on the date the option was granted, and one restricted stock award for 75,000 shares. In addition, as described above, the Company exceeded its earnings goal for 2005, and certain of the operating units met their EBIT achievement goal for 2005. Accordingly, as set forth in the Summary Compensation Table, Mr. Patel was paid a cash bonus of $743,763 (79% of the maximum) under the MIP, and, as noted above, $106,250 (25% of the maximum) for the EBIT achievement award.

The Committee has reviewed the provisions of the Omnibus Budget Reconciliation Act of 1993 as they relate to limitations on tax deductibility for certain compensation exceeding $1 million for Named Executive Officers. Based upon regulations issued by the Internal Revenue Service, the Committee believes that gains from the exercise of outstanding stock options or future options will be exempted from this deduction limitation. It is currently intended that any amendment to the Company’s Incentive Stock Plan (or to the 2006 Incentive Stock Plan if approved by shareholders) which may be necessary in the future in order to preserve this exemption will be presented for stockholder approval as and when required.

It is the intention of the Committee, to the extent consistent with sound compensation policy and incentive program design, that compensation for the Named Executive Officers be provided in such a way as to remain tax deductible for the Company. It is possible, however, that certain types of compensation awarded to members of the executive group would not qualify as wholly deductible under applicable tax law if otherwise in excess of the general deduction limitation. While considering tax deductibility as one of the factors in determining compensation, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee will not limit compensation to those levels or types of compensation that will be deductible. The Committee will continue to review and respond to the relevant tax law and regulations as appropriate.

COMPENSATION AND STOCK OPTION COMMITTEE

Raymond F. Farley, Chairman

Jeffrey A. Cole         Dipak C. Jain         Stuart L. Scott

The information contained in the foregoing Report of the Compensation and Stock Option Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

PERFORMANCE GRAPH

Total Cumulative Stockholder Return for Five-Year Period Ending November 30, 2005

The following graph compares the five year cumulative total stockholder return on the Company’s common stock to the Standard & Poor’s 500® Index and the Peer Group. The information presented assumes $100 invested at the close of business November 30, 2000 in Hartmarx Corporation common stock and each of the indices, plus the reinvestment of any dividends.

The Peer Group, including Hartmarx Corporation, is comprised of: Ashworth Inc., Columbia Sportswear Co., Cutter & Buck Inc., Haggar Corporation, Kellwood Company, Marisa Christina, Incorporated, Oxford Industries, Inc., Perry Ellis International, Inc., Philips-Van Heusen Corporation, Russell Corporation, Salant Corporation, Sport-Haley, Inc. and Tropical Sportswear Int’l Corporation. Salant Corporation has been excluded from Peer Group returns for 2003, 2004 and 2005 due to its having been acquired by Perry Ellis International, Inc. during 2003. Haggar Corporation has been excluded from Peer Group returns for 2005 due to its having been acquired by an investor group during 2005; and Tropical Sportswear Int’l Corporation has been excluded from Peer Group returns for 2005 due to its having been acquired by Perry Ellis International, Inc. during 2005.

ITEM (2)—2006 INCENTIVE STOCK PLAN

Introduction

On January 26, 2006, the Board adopted the 2006 Incentive Stock Plan (the “2006 Plan”), subject to approval of the Company’s stockholders. A copy of the 2006 Plan is attached as Exhibit A. The 2006 Plan is intended to replace the Company’s 2003 Incentive Stock Plan (the “2003 Plan”) upon stockholder approval of the 2006 Plan. Approximately 460,933 shares of Common Stock remain available for awards under the 2003 Plan and these shares will added to the 2006 Plan and will be available for granting new awards under the 2006 Plan. The 2006 Plan provides for the issuance of up to 1,500,000 shares of Common Stock, and, in addition, shares which are currently available for grant or become available for grant, are terminated or forfeited under the Company’s 1988 Stock Option Plan, 1995 Incentive Stock Plan, 1998 Incentive Stock Plan and 2003 Incentive Stock Plan (the “Prior Plans”) will be added to the aggregate number of shares authorized under the 2006 Plan, and all subsequent grants will be made pursuant to the 2006 Plan. No awards will be made under the 2006 Plan unless and until it is approved by stockholders. If the 2006 Plan is not approved by stockholders, the 2003 Plan will remain in effect in accordance with its terms.

The 2006 Plan is substantially similar to the 2003 Plan. The Board believes that the 2006 Plan will form an important part of the Company’s overall compensation program. The 2006 Plan will support the Company’s ongoing efforts to attract, develop and retain effective management and key employees, and will give the Company the ability to provide those employees with incentives that are directly linked to the profitability of the Company’s businesses and increases in stockholder value.

Summary of 2006 Plan

The following general description of material features of the 2006 Plan is qualified in its entirety by reference to the provisions of the 2006 Plan set forth in Exhibit A.

Eligibility and Limits on Awards.     Salaried employees of the Company, its subsidiaries and its affiliates, who are responsible for or contribute to the management, growth and profitability of the Company, its subsidiaries and affiliates, will be eligible to receive awards under the 2006 Plan if it is approved by stockholders. Such eligible employees include executive officers, senior officers, and other key executives and employees. No determination has been made as to which of those eligible employees will receive grants under the 2006 Plan, and, therefore, the benefits to be allocated to any individual or to any group of employees are not presently determinable.

The 2006 Plan places limits on the maximum amount of awards that may be granted to any employee in any calendar year. Under the 2006 Plan, no employee may receive awards of stock options, stock appreciation rights, restricted stock awards or restricted stock units that cover in the aggregate more than 300,000 shares in any calendar year.

It is the intent of the Committee that awards issued under the 2006 Plan be made so that the 2006 Plan shall have sufficient shares of Common Stock for a minimum period of three years after the date on which the shareholders approve the 2006 Plan. Further, the Committee intends to limit awards issued under the 2006 Plan so that on the date that any awards are issued, the aggregate amount of Options, Restricted Stock Awards, Restricted Stock Unit awards, Stock Appreciation Rights and other equity based awards issued under the 2006 Plan in any consecutive three-year period shall not exceed 6% of Common Stock then outstanding.

Administration.    The Compensation and Stock Option Committee of the Board of Directors (the “Committee”) or a subcommittee thereof will administer the 2006 Plan. This Committee will select the eligible employees to whom awards will be granted and will set the terms of such awards, including any performance goals applicable to annual and long-term incentive awards.

Shares Reserved for Awards.     The number of shares of Common Stock reserved and available for awards under the 2006 Plan will be 1,500,000. To the extent any award under the 2006 Plan terminates or expires or is forfeited, the shares subject to such award will again be available for distribution under the 2006 Plan. Shares that are used by an employee to pay withholding taxes or as payment for the exercise price of an award will not be available for future awards under the 2006 Plan. If a stock appreciation right award or a similar award based on the spread value of common shares is exercised, only the number of shares of Common Stock issued, if any, will be considered delivered for the purpose of determining availability of shares for delivery under the 2006 Plan. Shares which are currently available for grant or become available for grant under the Company’s Prior Plans will be added to the aggregate number of shares authorized under the 2006 Plan, and all subsequent grants will be made pursuant to the 2006 Plan. At present, there are 460,933 shares available for grant under the 2003 Plan. In addition, the aggregate number of shares subject to Restricted Stock Awards or awards of Restricted Stock Units shall not exceed 600,000 shares, plus 40% of the shares under the Company’s Prior Plans which become available for issuance under the 2006 Plan. Unless otherwise determined by the Committee, stock options may be exercised by payment in cash or tendering Common Stock to the Company in full or partial payment of the exercise price.

In the event of any transaction or event that affects the Common Stock, including but not limited to a merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off or issuance of rights or warrants, the Committee is authorized to make adjustments or substitutions with respect to the 2006 Plan, the Prior Plans, and awards granted thereunder.

The permitted adjustments and substitutions are only those the Committee determines are appropriate to reflect the occurrence of such transaction or event, including but not limited to, adjustments to the number and kind of securities reserved for issuance under the 2006 Plan, the limits on awards described in the 2006 Plan, performance goals and performance cycles of any outstanding performance-based awards, and the number and kind of securities subject to outstanding awards and, if applicable, the grant or exercise price or spread value of outstanding awards. In the event of any such transaction, the Committee will also have the following authority:

•	to make certain adjustments in connection with a spin-off or similar transaction, including (i) imposing restrictions on a distribution with respect to restricted stock or similar awards and (ii) substituting comparable stock options to purchase the stock of another entity or substitution of comparable stock appreciation rights, restricted stock units, deferred stock units or other stock-based awards denominated in the stock of another entity (in which case such stock of another entity will be treated in the same manner as Common Stock under the 2006 Plan), which may be settled in various forms, as determined by the Committee, including cash, Common Stock, stock of another entity or other securities or property; and

•	to provide for payment of outstanding awards in cash (including cash in lieu of fractional awards).

Annual and Long-Term Incentive Awards.     Annual and long-term incentive awards may be granted under the 2006 Plan. Such awards will be earned only if corporate, business unit or individual performance objectives over performance cycles, established by or under the direction of the Committee, are met. The performance objectives may vary from participant to participant, group to group and period to period. Awards that are intended to constitute “qualified performance-based compensation” (see discussion below under the heading Federal Income Tax Consequences) will be based on satisfaction of performance objectives for one or more of the following: consolidated pre-tax income, consolidated EBIT, consolidated sales levels, consolidated gross margin improvement, net income or loss per common share, return on equity, return on capital, debt reduction, book value, enhancement of shareholder value, adjusted net assets, return on assets, pre-tax income, operating unit sales levels, operating unit EBIT, inventory turnover, inventory reduction or expense reduction. Awards may be paid in the form of cash, shares of Common Stock or any combination thereof, as determined by the Committee.

Restricted Stock.     Shares of restricted Common Stock may be awarded under the 2006 Plan. The restricted stock will vest and become transferable upon the satisfaction of conditions set forth in the applicable restricted stock award agreement. Restricted stock awards may be forfeited if, for example, the recipient’s employment terminates before the award vests. Except as specified in the restricted stock award agreement, the holder of a restricted stock award will have no rights of a holder of Common Stock on his or her restricted shares, including the right to receive dividends, unless and until share certificates have actually been issued in the name of the recipient.

Restricted Stock Units.     Units representing the right to receive Common Stock, cash, or both (as determined by the Committee) may also be awarded. Restricted stock units will vest upon the satisfaction of conditions set forth in the award agreement. Restricted stock units may be forfeited if, for example, the recipient’s employment terminates before the award vests. Except as specified in a restricted stock unit award agreement, the holder of a restricted stock unit award will have no rights of a holder of Common Stock unless and until share certificates have been actually issued in satisfaction of such units.

Stock Options.     The 2006 Plan will permit the grant to eligible employees of incentive stock options (“ISOs”), which qualify for special tax treatment, and nonqualified stock options. The exercise price for any stock option will not be less than the greater of (i) 100% of the “Fair Market Value” per share on the date of grant or (ii) $2.50 per share. “Fair Market Value” as of a particular date means (i) the average of the high and low prices reported for a share of Common Stock on the national securities exchange or national market system on which the Common Stock is principally traded on such date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of the Common Stock is not otherwise determinable, such value as determined by the Committee in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A of the Internal Revenue Code). No stock option may be exercised beyond the expiration date of such option, as set forth in the award agreement.

Stock Appreciation Rights (“SARs”).     SARs may also be granted either singly or in combination with underlying stock options under the 2006 Plan. SARs entitle the holder upon exercise to receive an amount in any combination of cash or shares of Common Stock (as determined by the Committee) equal in value to the excess of the Fair Market Value of the shares covered by such right over the grant price. The grant price for SARs will not be less than the greater of (i) the Fair Market Value of the Common Stock on the date of grant or (ii) $2.50 per share. No SAR may be exercised beyond the expiration date, as set forth in the award agreement.

Other Stock-Based Awards.     The 2006 Plan also provides for other awards that are denominated in, valued by reference to, or otherwise based on or related to, Common Stock. The terms of grant, purchase, exercise, exchange or conversion of other stock-based awards will be specified by the Committee. These awards may include, for example, performance shares that entitle the recipient to receive, upon satisfaction of performance goals or other conditions, a specified number of shares of Common Stock or the cash equivalent thereof. Where the value of such stock-based award is based on the difference between the Fair Market Value of the shares covered by such award and the exercise price, the grant price for such award will not be less than the greater of (i) the Fair Market Value of the Common Stock on the date of grant or (ii) $2.50 per share.

Dividend and Dividend Equivalents.     The Committee may provide for the payment of dividends on shares of Common Stock granted in connection with awards or dividend equivalents with respect to any shares of Common Stock subject to an award that have not actually been issued under the award.

Change in Control Provisions.     The 2006 Plan provides that the Committee may provide for appropriate adjustments (including the acceleration of vesting) and settlements of awards, either at the time an award is granted or at a subsequent date, either in contemplation of or in the event that the Company undergoes a change in control (as defined in the award agreement) or is not to be the surviving corporation in a merger or consolidation with another corporation, or in the event of a liquidation or reorganization of the Company.

Federal Income Tax Consequences

Set forth below is a brief summary of the federal income tax consequences of awards under the 2006 Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules.

Restricted Stock.    The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the shares are no longer subject to a substantial risk of forfeiture. At the time the restrictions lapse, the employee will recognize income equal to the then Fair Market Value of the stock. The employee may, however, make an election to include the value of the shares in gross income in the year of award despite such restrictions. Generally, the Company will be entitled to deduct the Fair Market Value of the shares transferred to the employee as a business expense in the year the employee includes the compensation in income.

Restricted Stock Units.    Generally, an employee will not recognize income until Common Stock, cash, or other property becomes payable under the restricted stock unit, even if the award vests in an earlier year. The Company will generally be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

Nonqualified Stock Options.    Nonqualified stock options granted under the 2006 Plan will not be taxable to an employee at grant but generally will result in taxation at exercise, at which time the employee will recognize income in an amount equal to the difference between the option’s exercise price and the Fair Market Value of the shares on the exercise date. The Company generally will be entitled to deduct a corresponding amount as a business expense in the year the employee recognizes this income.

Incentive Stock Options.    An employee will generally not recognize income on receipt of an ISO and generally will not recognize income on exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date the ISO was granted until three months before the date of exercise; however, the amount by which the Fair Market Value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee’s alternative minimum tax in the year of exercise. If the employee holds the shares of Common Stock received on exercise of the ISO for one year after the date of exercise (and for two years from the date of grant of the ISO), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

If an employee exercises an ISO but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the employee generally will recognize income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the Fair Market Value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the Fair Market Value on the date of exercise will be taxed as long-term or short-term capital gain (as applicable). If, however, the Fair Market Value of the shares on the date of disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the disqualifying disposition.

Stock Appreciation Rights.    An employee generally will not recognize income upon receipt of an SAR. When an employee exercises the right to the appreciation in Fair Market Value of shares represented by a SAR, payments generally are includible in the employee’s income. The Company will be entitled to deduct the same amount as a business expense in the same year. The includible amount and corresponding deduction each equal the Fair Market Value of the amount payable on the date of exercise.

Other Stock-Based Awards/Incentive Awards.    Any cash payments or the Fair Market Value of any Common Stock or other property an employee receives in connection with other stock-based awards, incentive awards, or as unrestricted payments equivalent to dividends on unfunded awards or on restricted stock are includible in income in the year received or made available to the employee without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

Deductibility of Awards.    Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to certain of its executives. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes that awards of stock options, SARs and certain other “performance-based compensation” awards under the 2006 Plan will qualify for the performance-based compensation exception to the deductibility limit.

Deferred Compensation.    Any deferrals made under the 2006 Plan, including awards granted under the 2006 Plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments and distributions. The Company intends to structure any deferrals and awards under the 2006 Plan to meet the applicable tax law requirements.

Other Tax Consequences.    State tax consequences may in some cases differ from those described above. Awards under the 2006 Plan will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Other Information

If approved by stockholders, the 2006 Plan will be effective on April 20, 2006, and, except as otherwise provided by the Board, no awards will be made under the 2006 Plan after April 19, 2016. Any awards granted before April 19, 2016 may extend beyond the expiration date of the 2006 Plan. The Board may amend the 2006 Plan at any time, provided that no such amendment will be made without stockholder approval if such approval is required under applicable law, regulation, or stock exchange rule, or if such amendment would: (i) decrease the grant or exercise price of any stock option, SAR or other stock-based award to less than Fair Market Value on the date of grant (except as discussed above under “Shares Reserved for Awards”) or (ii) increase the number of shares of Common Stock that may be distributed under the 2006 Plan.

The 2006 Plan provides that an award may not be transferred except in the event of the employee’s death or unless otherwise required by law or provided in an award agreement. Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Committee.

It is presently intended that the 2006 Plan constitutes an “unfunded” plan for incentive and deferred compensation.

On February 17, 2006, the closing price of the Common Stock as reported in The Wall Street Journal on the New York Stock Exchange Composite Transactions was $8.66.

The affirmative vote of a majority of the votes cast on this proposal is required for approval of the 2006 Plan, provided that the total votes cast on the proposal represents over 50% of all outstanding shares of Common Stock entitled to vote on the proposal. For purposes of the vote on the 2006 Plan, an abstention or a broker non-vote will have the same effect as a vote against the proposal, unless holders of more than 50% of all outstanding shares of Common Stock entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote. Because executive officers (who may also be members of the Board of Directors) are eligible to participate in the 2006 Plan, each of the executive officers of the Company has an interest in the approval of the 2006 Plan.

THE BOARD RECOMMENDS A VOTE

IN FAVOR OF

THE 2006 INCENTIVE STOCK PLAN

AND PROXIES BY THE COMPANY WILL BE SO VOTED UNLESS STOCKHOLDERS

SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

ITEM (3)—2006 STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Introduction

On January 26, 2006, the Board adopted the 2006 Stock Compensation Plan for Non-Employee Directors (the “2006 Director Plan”), subject to approval of the Company’s stockholders. A copy of the 2006 Director Plan is attached as Exhibit B. The 2006 Director Plan is intended to replace the 1995 Stock Plan for Non-Employee Directors that was approved by the Company’s stockholders at the 1995 Annual Meeting of Stockholders (the “1995 Director Plan”). Approximately 25,622 shares of Common Stock are currently available under the 1995 Director Plan. The 1995 Director Plan will expire upon approval of the 2006 Director Plan by the Company’s stockholders and, accordingly, the shares that remain available for issuance under the 1995 Director Plan will be added to the 2006 Director Plan and be available for grant in 2006 or thereafter if the stockholders approve the 2006 Director Plan. The 2006 Director Plan provides for the issuance of up to 250,000 shares of Common Stock over a ten-year period. No equity awards will be made under the 2006 Plan unless and until it is approved by stockholders. If the 2006 Director Plan is not approved by stockholders, the 1995 Director Plan will remain in effect in accordance with its terms.

The 2006 Director Plan is similar to the 1995 Director Plan, and provides for an annual grant to non-employee directors of stock options and deferred director stock awards. The Board believes that the 2006 Director Plan will help align the interests of the Company’s non-employee directors with its stockholders and assist the Company in continuing to attract and retain highly qualified non-employee directors by affording them an opportunity to share in the future successes of the Company.

Summary of 2006 Director Plan

The following general description of material features of the 2006 Director Plan is qualified in its entirety by reference to the provisions of the 2006 Director Plan set forth in Exhibit B.

Eligibility.    Only members of the Board who are not employees of the Company or its subsidiaries will be granted awards under the 2006 Director Plan. At present 8 non-employee directors will be granted awards under the 2006 Director Plan if it is approved by stockholders.

Administration.    The Compensation and Stock Option Committee (the “Committee”) or a subcommittee thereof will administer the 2006 Director Plan. The 2006 Director Plan authorizes the Committee to delegate such administrative functions as it deems appropriate.

Shares Reserved for Awards.    The number of shares of Common Stock reserved and available for awards under the 2006 Director Plan will be 250,000 shares. If any stock option or other stock-based award under the 2006 Director Plan is forfeited or expires without the delivery of Common Stock, the shares subject to such award will again be available for distribution under the 2006 Director Plan. Shares which are currently available for grant or become available for grant under the 1995 Director Plan will be added to the aggregate number of shares authorized under the 2006 Director Plan, and all subsequent grants will be made pursuant to the 2006 Director Plan. At present, there are 25,622 shares available for grant under the Company’s 1995 Director Plan. Shares that are used by a non-employee director to pay withholding taxes or as payment for the exercise price of an award thereunder will not be available for future awards under the 2006 Director Plan. As determined by the Committee, stock options may be exercised by payment in cash or by tendering Common Stock to the Company in full or partial payment of the exercise price.

In the event of any transaction or event that affects the Common Stock, including but not limited to a merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off or issuance of rights or warrants, the Committee is authorized to make adjustments or substitutions with respect to the 2006 Director Plan, the 1995 Director Plan, and awards granted thereunder.

The permitted adjustments and substitutions are only those the Committee determines are appropriate to reflect the occurrence of such a transaction or event, including, but not limited to, adjustments to the aggregate number and kind of securities reserved for issuance under the 2006 Director Plan, award amounts under the 2006 Director Plan, the number and kind of securities subject to outstanding awards and, if applicable, grant or exercise prices of outstanding awards. The Committee is also authorized to provide for payment of outstanding awards in cash (including cash in lieu of fractional awards).

Annual Awards.    Commencing on April 20, 2006, and on each subsequent date of a non-employee director’s election (or re-election, as the case may be) to the Board by the Company’s stockholders, such non-employee director shall be granted an Option for 5,000 shares of Common Stock. In addition, commencing on April 20, 2006, and on each subsequent date of a non-employee director’s election (or re-election, as the case may be) to the Board by the Company’s stockholders, such non-employee director shall receive a Deferred Director Stock Award (“DDSA”). DDSAs consist of share units credited to an account for each non-employee director, each unit representing one share of Common Stock. The number of DDSA units granted to each non-employee director shall be equal to the nearest number of whole units obtained by dividing the annual retainer amount (currently $20,000) by the greater of (i) the Fair Market Value of a share of Common Stock on the date of election (or re-election, as the case may be) or (ii) $2.50 per share.

“Fair Market Value” as of a particular date means (i) the average of the high and low prices reported for a share of Common Stock on the national securities exchange or national market system on which the Common Stock is principally traded on such date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of the Common Stock is not otherwise determinable, such value as determined by the Committee in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A of the Internal Revenue Code).

Stock Options.    Stock options granted under the 2006 Director Plan will have an exercise price per share not less than the greater of (i) the Fair Market Value of a share of Common Stock on the date of grant or (ii) $2.50 per share, and all stock options granted under the 2006 Director Plan will be nonqualified stock options. The term of each stock option will be as set forth in the applicable award agreement but shall not be longer than 10 years. Each stock option will vest in not less than six months from the date of grant. Such awards will be forfeited if the participant ceases to be a non-employee director during any vesting period, other than as a result of death or disability.

Deferred Director Stock Awards or DDSAs.    DDSAs shall consist of credits of share units (“Units”) to a deferred stock award account established for each eligible director. Each Unit shall represent the equivalent of one share of Common Stock. Upon the director’s death, disability or termination of Board service, whole Units become payable in shares of Common Stock and any fractional Units become payable in cash. The DDSAs may earn cash dividend equivalents in the same amounts as cash dividends, if any, are paid on shares of Common Stock, and these amounts will be credited to each non-employee director’s DDSA account.

Federal Income Tax Consequences

Set forth below is a brief summary of the federal income tax consequences of awards under the 2006 Director Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules.

Stock Options.    Stock options granted under the 2006 Director Plan will not be taxable to a non-employee director at grant but will generally result in taxation at exercise, at which time the non-employee director will recognize ordinary income in an amount equal to the difference between the option’s exercise price and the Fair Market Value of the shares on the exercise date. The Company will generally be entitled to deduct a corresponding amount as a business expense in the year the non-employee director recognizes this income.

DDSAs.    Taxation of DDSAs and any related dividend equivalents is deferred until distribution of the director’s account at which point, the Fair Market Value of such account generally will be treated as compensation to the director and the Company generally will be entitled to a corresponding tax deduction.

Deferred Compensation.    Any deferrals made under the 2006 Director Plan, including awards granted under the 2006 Director Plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to non-employee directors. These requirements include limitations on election timing, acceleration of payments and distributions. The Company intends to structure any deferrals and awards under the 2006 Director Plan to meet the applicable tax law requirements.

Other Tax Consequences.    State tax consequences may in some cases differ from those described above. Awards under the 2006 Director Plan may in some instances be made to non-employee directors who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Other Information

If approved by stockholders, the 2006 Director Plan will be effective at the conclusion of the 2006 Annual Meeting of Stockholders, and will expire on April 19, 2016, unless extended by the Board. Any awards granted before the 2006 Director Plan expires may extend beyond the expiration date. The Board may amend the 2006 Director Plan at any time, provided that no such amendment will be made without stockholder approval if such approval is required under applicable law, regulation or stock exchange rule, or if such amendment would: (i) decrease the exercise price for stock options to less than Fair Market Value on the date of grant (except as discussed above under “Shares Reserved for Awards”); or (ii) increase the number of shares of Common Stock that may be distributed under the 2006 Director Plan.

The following table sets forth the benefits to be received by non-employee directors under the 2006 Director Plan if approved by stockholders at the 2006 Annual Meeting of Stockholders:

New Plan Benefits 2006 Non-Employee Director Plan*

	Deferred Director Stock Awards Dollar Value	Number of Shares of Common Stock Subject to Stock Options
Each individual non-employee director(1)	$20,000	5,000
Non-employee directors as a group (8 in total)(1)(2)	$160,000	40,000

*	The table above reflects benefits to be received by non-employee directors in 2006; for years after 2006, the Fair Market Value of DDSAs may exceed $20,000, as determined by the Committee.

(1)	Includes nominees.

(2)	Assumes no change in the number of non-employee directors and that each non-employee director remains in office.

The 2006 Director Plan provides that an award may not be transferred except in the event of a non-employee director’s death or unless otherwise required by law. Other terms and conditions of each award will be set forth in award agreements.

It is presently intended that the 2006 Director Plan constitute an “unfunded” plan for incentive and deferred compensation.

On February 17, 2006, the closing price of the Common Stock as reported in The Wall Street Journal on the New York Stock Exchange Composite Transactions was $8.66.

The affirmative vote of a majority of the votes cast on this proposal is required for approval of the 2006 Director Plan, provided that the total votes cast on the proposal represents over 50% of all outstanding shares of Common Stock entitled to vote on the proposal. For purposes of the vote on the 2006 Director Plan, an abstention or a broker non-vote will have the same effect as a vote against the proposal, unless holders of more than 50% of all outstanding shares of Common Stock entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote. Because the non-employee members of the Board of Directors are eligible to participate in the 2006 Director Plan, each of the non-employee members of the Board of Directors has an interest in the approval of the 2006 Director Plan.

THE BOARD RECOMMENDS A VOTE

IN FAVOR OF

THE 2006 DIRECTOR PLAN

AND PROXIES BY THE COMPANY WILL BE SO VOTED UNLESS STOCKHOLDERS

SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

ITEM (4)—APPOINTMENT OF AUDITORS

Stockholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP, certified public accountants, as the independent registered public accounting firm of the accounts of the Company and its subsidiaries for the 2006 fiscal year. PricewaterhouseCoopers LLP has been regularly engaged in this capacity by the Company for many years. A representative of PricewaterhouseCoopers LLP will attend the Annual Meeting where he or she will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast on this proposal will constitute the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the accounts of the Company and its subsidiaries for the 2006 fiscal year. Abstentions will not be counted as votes cast and will have no effect on the result of the vote. While stockholder ratification is not required, the Company considers such ratification to be a desirable practice, and if the affirmative vote is less than a majority of the votes cast, the Board would consider the results of the vote on any future appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

IN FAVOR OF

RATIFICATION OF THE APPOINTMENT OF THE AUDITORS

Security Ownership of Directors and Officers*

Name	Shares Owned Directly or Indirectly(1)		Restricted Stock(2)	Options Exercisable Within 60 Days of Record Date	Total Beneficial Ownership(3)		Percent of Class
Michael F. Anthony	5,013		—	—	5,013		†
Jeffrey A. Cole	28,337		—	9,292	37,629		†
James P. Dollive	7,013		—	—	7,013		†
Raymond F. Farley	44,326		—	—	44,326		†
Elbert O. Hand	19,819	(4)	—	275,000	294,819		†
Dipak C. Jain	11,113		—	—	11,113		†
Homi B. Patel	278,834		150,000	270,000	698,834		1.86%
Michael B. Rohlfs	8,883		—	14,591	23,474		†
Stuart L. Scott	72,167		—	33,450	105,617		†
Glenn R. Morgan	91,295	(5)	15,000	80,000	186,295		†
Taras R. Proczko	40,808		22,500	35,000	98,308		†
Raymond C. Giuriceo	11,068		—	44,500	55,568		†
Andrew A. Zahr	28,749		—	44,000	72,749		†
All Directors and
Executive Officers as a Group (13 persons)	647,425		187,500	805,833	1,640,758	(6)	4.29%

*	Information is provided as of January 31, 2006.
†	Less than 1%.

(1)	Includes all shares owned, directly and indirectly. For Non-Employee Directors, the amount includes DDSA Units. DDSAs consist of share units credited to an account for each Non-Employee Director, each unit representing one share of Common Stock. Upon the director’s death, disability or termination of Board service, whole units become payable in shares of Common Stock and any fractional units become payable in cash. For Company officers, the amount includes shares held in the Hartmarx Savings Investment and Stock Ownership Plan as of January 31, 2006, based on information provided by the plan recordkeeper.

(2)	The amounts represent (a) 97,500 shares of restricted stock awards which vest on the first to occur of (i) August 4, 2009; (ii) the date on which the closing stock price on the New York Stock Exchange equals or exceeds $11.00 for 30 consecutive calendar days; (iii) retirement at age 65; or (iv) with the consent of the Compensation and Stock Option Committee, and (b) 90,000 shares of restricted stock awards which vest on the first to occur of (i) August 3, 2010; (ii) the date on which the closing stock price on the New York Stock Exchange equals or exceeds $14.00 for 30 consecutive calendar days; (iii) retirement at age 65; or (iv) with the consent of the Compensation and Stock Option Committee.

(3)	Includes all shares owned, directly and indirectly, all shares of restricted stock awards and shares covered by stock options which are exercisable within 60 days of the Record Date. For Non-Employee Directors, the amount includes DDSA Units, described in Note 1, above.

(4)	Includes 100 shares held by Mr. Hand’s wife and 200 shares held as custodian for his daughter.

(5)	Includes 465 shares held as custodian for Mr. Morgan’s son under the Uniform Gift to Minors Act.

(6)	The beneficial ownership of all directors and executive officers as a group includes 1,039,774 shares (2.72%) which are subject to acquisition within 60 days of the Record Date through the exercise of stock options, the vesting of restricted stock awards or the settlement of DDSAs.

Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the Securities and Exchange Commission require the Company to disclose late filings of stock transaction reports by its directors, executive officers and beneficial owners of more than 10% of the Common Stock. Based solely on our records of reports filed and written representations from directors, executive officers and beneficial owners, the Company believes that all Section 16(a) filing requirements were met during fiscal 2005.

OWNERSHIP OF COMMON STOCK

Beneficial owners of more than five percent of the Common Stock, as shown by information received by the Company, are listed below*:

	Amount and Nature of Beneficial Ownership
	Voting Power		Investment Power		Percent of Class
Name and Address of Beneficial Owner	Sole	Shared	Sole	Shared
Abdullah Taha Bakhsh c/o Traco P.O. Box 459 Jeddah, Saudi Arabia	5,588,076	0	5,588,076	0	15.02	(1)

Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	3,044,300	0	3,044,300	0	8.19	(2)

The Northern Trust Company, Trustee of the Company’s Retirement Income Plan 50 South LaSalle Street Chicago, Illinois 60675	2,371,699	0	2,371,699	0	6.38	(3)

Vanguard Fiduciary Trust Company, Trustee of the Company’s Savings Investment and Stock Ownership Plan 100 Vanguard Boulevard Malvern, Pennsylvania 19355	0	2,274,820	0	2,274,820	6.12	(4)

Capital Growth Management Limited Partnership One International Place Boston, Massachusetts 02110	2,098,800	0	0	2,098,800	5.64	(5)

*	Information is based on public filings made by the above listed beneficial owners with the United States Securities and Exchange Commission. On January 31, 2006, the Company had 37,193,429 shares of Common Stock outstanding.

(1)	The shares are held of record by Emerson Investments, Ltd. (“Emerson”), except for 425,466 shares which are held of record by Traco International, N.V. (“Traco”). Both corporations are controlled by Mr. Bakhsh. Emerson has represented to the Company that Mr. Bakhsh has sole power to direct the vote and disposition of Emerson’s shares.

(2)	Dimensional Fund Advisors, Inc. (“Dimensional”), an investment advisor registered under the Investment Advisors Act of 1940, has reported that it furnishes investment advice to four companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” Dimensional reported that all of the 3,044,300 shares of Common Stock reported on its Schedule 13G filing as of December 31, 2005, are owned by the Funds and has disclaimed beneficial ownership of all such shares.

(3)

The Northern Trust Company acts as Trustee of the Hartmarx Retirement Income Plan (“RIP”), a defined benefit pension plan. The Trustee votes all shares held by the plan as directed by GreatBanc Trust Company, the investment manager of the Company common stock held by RIP, who conducts the vote pursuant to the direction of the Hartmarx Retirement Income Plan Administration Committee, the plan administrator and fiduciary.

(4)	Vanguard Fiduciary Trust Company acts as Trustee of the Hartmarx Savings Investment and Stock Ownership Plan (“SIP”), a defined contribution plan. Shares of the Company’s common stock are held in trust for the benefit of employees who participate in SIP. At December 31, 2005, the Trustee held 2,274,820 shares (6.12%) in SIP accounts. The Trustee votes all shares held by the SIP Trust proportionally as directed by participants’ instructions, and the Trustee has disclaimed beneficial ownership of all such shares.

(5)	Capital Growth Management Limited Partnership (“CGM”), an investment advisor registered under the Investment Advisors Act of 1940, has reported that it manages certain client accounts. CGM reported that all of the 2,098,800 shares of Common Stock reported on its Schedule 13G filing as of December 31, 2005 are owned by the client accounts and has disclaimed beneficial ownership of all such shares.

PROPOSALS BY SECURITY HOLDERS

Nominations for the Board of Directors

The Company’s By-Laws provide that written notice of proposed stockholder nominations for the election of directors at an Annual Meeting must be given to the Secretary of the Company no earlier than November 15 and no later than December 15 immediately preceding the meeting, and with respect to an election to be held at a special meeting of stockholders for the election of directors, no later than the close of business on the fifteenth day following (i) the date on which notice of such meeting is first given to stockholders or (ii) the date on which public disclosure of such meeting is first made, whichever is earlier. Notice to the Company from a stockholder who proposes to nominate a person for election as a director must contain certain information about that person, including (i) age, (ii) business and residence addresses, (iii) principal occupation, (iv) a description of any arrangements or understandings between the stockholder and such nominee pursuant to which the nomination is to be made by the stockholder and (v) such other information as would be required to be included in a proxy statement soliciting proxies to elect that person as a director. The notice shall also contain the consent of the nominee to serve as a director if so elected. If the Chairman of the Annual Meeting determines that a person was not nominated in accordance with the foregoing procedures, such person shall not be eligible for election.

Other Proposals

Under applicable rules of the Securities and Exchange Commission, any proposal which a security holder intends to call upon the Company to include in its 2007 Proxy Statement must be received at the principal office of the Company no later than October 31, 2006.

The Company’s By-Laws require that written notice of proposals to be presented at the 2007 Annual Meeting, but that are not intended for inclusion in the 2007 Proxy Statement, be delivered to the Secretary of the Company at its principal executive offices no earlier than November 15 and no later than December 15 immediately preceding the meeting. Such notice to the Company must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information which is required to be furnished by the stockholder pursuant to applicable laws and regulations. If the Chairman of the Annual Meeting determines that business was not properly brought before the meeting in accordance with the foregoing procedures, such business shall not be transacted.

OTHER MATTERS

The Board knows of no other business to be presented at the meeting, but if other matters do properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their best judgment on such matters.

By Order of the Board of Directors

TARAS R. PROCZKO, Secretary

Chicago, Illinois

February 24, 2006

EXHIBIT A

HARTMARX CORPORATION

2006 INCENTIVE STOCK PLAN

Section 1. Purpose of the Plan.

The purpose of the 2006 Incentive Stock Plan (the “Plan”) is to promote the interests of Hartmarx Corporation, a Delaware Corporation (the “Company”), and its stockholders by providing key employees of the Company and its Subsidiaries and Affiliates with opportunities to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the success and growth of the Company and its Subsidiaries and Affiliates. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

2.1 “Affiliate” means any entity 50% or more of the voting power of the outstanding voting securities of which is owned by the Company or its Subsidiaries or by any other Affiliate.

2.2 “Award” means an award of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards under the Plan.

2.3 “Award Agreement” means, with respect to any Award, the written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means, unless a Participant is a party to a written employment agreement with the Company, Subsidiary or Affiliate which contains a definition of “cause,” “termination for cause,” or any other similar term or phrase, in which case “Cause” shall have the meaning set forth in such agreement, conduct involving one or more of the following (unless otherwise defined in the applicable Award Agreement):

(i) conviction for the commission of a felony; or

(ii) willful or grossly negligent wrongful conduct that is demonstrably and materially injurious to the Company, a Subsidiary or Affiliate.

2.6 “Change in Capitalization” means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.8 “Committee” means the Compensation and Stock Option Committee of the Board. The Committee of the Board may designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee) to cause the Committee to (i) consist solely of persons who are “Non-Employee Directors” as defined in Rule 16b-3 issued under the Exchange Act, (ii) consist solely of persons who are “outside directors” as defined in Section 162(m) of the Code, or (iii) satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.

2.9 “Common Stock” means the common stock, par value $2.50 per share, of the Company.

2.10 “Company” means Hartmarx Corporation, a Delaware corporation (or any successor corporation).

2.11 “Disability” means (i) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company (or by the Subsidiary or Affiliate by which he is employed); (ii) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code; or (iii) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

2.12 “Eligible Recipient” means an employee, or officer of the Company or of any Subsidiary or Affiliate.

2.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.14 “Exercise Price” means the per share price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

2.15 “Fair Market Value” of a share of Common Stock as of a particular date means (i) the average of the high and low prices reported for such share on the national securities exchange or national market system on which such stock is principally traded on such date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A of the Code). If no trading of shares of Common Stock occurred on such date, the average price of a share as reported for the immediately preceding day on which sales of Common Stock were made shall be used.

2.16 “Freestanding SAR” means an SAR that is granted independently of any Options, as described Section 10 hereof.

2.17 “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships of the Participant; trusts for the benefit of such immediate family members; or partnerships in which such immediate family members are the only partners.

2.18 “Incentive Stock Option” means an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision.

2.19 “Nonqualified Stock Option” means any Option that is not an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

2.20 “Option” means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them, as the context requires.

2.21 “Other Award” means an Award granted pursuant to Section 11 hereof.

2.22 “Participant” means any Eligible Recipient selected by the Committee, pursuant to the Committee’s authority in Section 3 hereof, to receive an Award. A Participant who receives the grant of an Option is sometimes referred to herein as “Optionee.”

2.23 “Performance Goal” means one or more of the following business criteria applied to a Participant and/or a business unit or the Company and/or a Subsidiary on an absolute or relative basis or in comparison to a peer group or other market measure: consolidated pre-tax income, consolidated EBIT, consolidated sales levels, consolidated gross margin improvement, net income or loss per common share, return on equity, return on capital, debt reduction, book value, enhancement of shareholder value, stock price increases, adjusted net assets, return on assets, pre-tax income, operating unit sales levels, operating unit EBIT, inventory turnover, inventory reduction or expense reduction, and any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period, in each case, as applicable, as determined in accordance with generally accepted accounting principles.

2.24 “Prior Plans” means each of the Company’s 1988 Stock Option Plan, 1995 Incentive Stock Plan, 1998 Incentive Stock Plan and 2003 Incentive Stock Plan.

2.25 “Restricted Stock Unit” means the right to receive a Share or the Fair Market Value of a Share in cash granted pursuant to Section 8 hereof.

2.26 “Restricted Stock” means Shares subject to certain restrictions granted pursuant to Section 7 hereof.

2.27 “Shares” means shares of Common Stock and any successor security.

2.28 “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to Section 10 hereof.

2.29 “Stock Bonus” means the right to receive a Share granted pursuant to Section 9 or 11 hereof.

2.30 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.31 “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Section 10 hereof, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Section 3. Plan Administration.

3.1 The Plan shall be administered by the Committee. Pursuant to the terms of the Plan, the Committee shall have the discretionary power and authority, without limitation:

(i) to select those Eligible Recipients who shall be Participants;

(ii) to determine whether and to what extent Options or Stock Appreciation Rights or awards of Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards are to be granted hereunder to Eligible Recipients;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options or Stock Appreciation Rights or awards of Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards granted hereunder;

(vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

(vii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan.

3.2 To the extent expressly permitted by any Award Agreement, the Committee may, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or SAR, and (ii) accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards or otherwise adjust any of the terms applicable to any such Award; provided that no action under this subsection 3.2 shall adversely affect any outstanding Award without the consent of the holder thereof.

3.3 The Committee in its discretion may condition entitlement to an Award in whole or in part on the attainment of one or more Performance Goals. The Committee shall establish any such Performance Goal not later than 90 days after the commencement of the period of service to which the Award relates (or if less, 25% of such period of service), and once granted, the Committee may not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Award is intended to constitute qualified performance based compensation within the meaning of Section 162(m) of the Code, the Committee shall have the authority to make appropriate adjustments in Performance Goals under an Award to reflect the impact of extraordinary items not reflected in such Performance Goals. For purposes of the Plan, extraordinary items shall be defined as (i) any profit or loss attributable to acquisitions or dispositions of stock or assets, (ii) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (iii) all items of gain, loss or expense for the year related to restructuring charges for the Company, (iv) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (v) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (vi) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

3.4 Subject to Section 162(m) of the Code with respect to grants of Awards intended to qualify as performance based compensation within the meaning of Section 162(m) of the Code and except as required by Rule 16b-3 under the Exchange Act with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with other applicable law, the Committee may delegate all or any part of its authority under the Plan to one or more officers of the Company.

3.5 Any determination made by the Committee or by one or more officers pursuant to delegated authority in accordance with the provisions of the Plan with respect to any Award shall be made in the sole discretions of the Committee or such delegate. All decisions made by the Committee or such delegate pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 4. Shares Reserved for Issuance Under the Plan.

4.1 Shares Reserved. The total number of Shares reserved and available for issuance under the Plan shall be 1,500,000 Shares. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury shares. All such Shares may be made subject to Incentive Stock Options. The grant of any Restricted Stock Units or SARs that may be settled only in cash shall not reduce the number of Shares with respect to which Awards may be granted pursuant to the Plan, and, upon exercise of a SAR, only the number of Shares actually issued under the SAR (and not the number of Shares with respect to which the SAR is granted) shall reduce the number of Shares with respect to which Awards may be granted pursuant to the Plan. Shares which are currently available for grant or become available for grant under the Company’s Prior Plans will be added to the aggregate number of Shares authorized under the Plan, and all subsequent grants will be made pursuant to the Plan. The maximum number of Shares that may be made subject to Awards granted to any one Participant in any one calendar year shall not exceed 300,000 Shares. In addition, the aggregate number of Shares subject to Restricted Stock Awards or awards of Restricted Stock Units shall not exceed 600,000 Shares, plus 40% of the Shares under the Company’s Prior Plans which become available for issuance under the Plan.

4.2 Usage and Replenishment. To the extent that (i) an Option expires or is otherwise cancelled or terminated without being exercised as to the underlying Shares, (ii) any Shares subject to any award of Stock Appreciation Rights, Restricted Stock, Restricted Stock Unit, Stock Bonus or Other Awards are forfeited, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

4.3 Equitable Adjustments. In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and/or kind of shares of stock reserved for issuance under the Plan, (ii) the kind, number and/or option price of shares of stock or other property subject to outstanding Options and Stock Appreciation Rights granted under the Plan, and (iii) the kind, number and/or purchase price of shares of stock or other property subject to outstanding awards of Restricted Stock, Restricted Stock Units, Stock Bonus and Other Awards granted under the Plan, and including any awards made under the Prior Plans, in each case as may be determined by the Committee, in its sole discretion. Such other equitable substitutions or adjustments shall be made as may be determined by the Committee, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Committee may provide, to the extent expressly permitted by any Award Agreement, for the cancellation of any outstanding Awards in exchange for payment in cash or other property of the Fair Market Value of the Shares covered by such Awards reduced, in the case of Options, by the Exercise Price thereof, and in the case of Stock Appreciation Rights, by the grant price thereof, or by any other applicable purchase price.

Section 5. Eligibility.

The Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among Eligible Recipients. The Committee shall have the authority to grant to any Eligible Recipient Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, a Stock Bonus or Other Awards. In no event may an Award be granted under the Plan to any person who is not an employee of the Company or a Subsidiary or Affiliate.

Section 6. Options.

6.1 General. Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. The provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Committee shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in subsections 6.2 – 6.9 of this Section 6, and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

6.2 Exercise Price. The per share Exercise Price of Shares purchasable under an Option shall be determined by the Committee in its sole discretion at the time of grant but shall not be less than the greater of (i) 100% of the Fair Market Value per Share on the date of grant or (ii) $2.50 per Share.

6.3 Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted.

6.4 Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established performance goals, as shall be determined by the Committee in the Award Agreement or after the time of grant, provided that no action under this subsection 6.4 following the time of grant shall adversely affect any outstanding Option without the consent of the holder thereof. The Committee may also provide that any Option shall be exercisable only in installments, and the Committee may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Committee may determine in its sole discretion.

6.5 Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, and, except as otherwise authorized below and set forth in the Award Agreement, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Committee. As determined by the Committee, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Committee, (ii) in the form of unrestricted Shares already owned by the Optionee for at least six months on the date of surrender to the extent the Shares have a Fair Market Value on the date of surrender equal to the aggregate option price of the Shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares may be authorized only at the time of grant, or (iii) any combination of the foregoing. The Committee, in its sole discretion and as set forth in the applicable Award Agreement, may permit an Option to be exercised by tendering an exercise notice in a form and manner acceptable to the Committee, in which case the Optionee will receive a number of Shares with a Fair Market Value equal to the difference between the Exercise Price and the Fair Market Value of the Shares underlying the Option on the date of exercise in full settlement of the Option or portion thereof so exercised, less applicable withholding pursuant to Section 17.

6.6 Rights as Stockholder. An Optionee shall have no rights to dividends, if any, or any other rights of a stockholder with respect to the Shares subject to the Option until the Optionee has given written notice of exercise, has paid in full for such Shares, and has satisfied the requirements of Section 17 hereof.

6.7 Nontransferability of Options. The Optionee shall not be permitted to sell, transfer, pledge or assign any Option other than by will, the laws of descent and distribution or a qualified domestic relations order, and all Options shall be exercisable during the Participant’s lifetime only by the Participant, in each case, except as set forth in the following two sentences. During an Optionee’s lifetime, the Committee may, in its discretion, permit the transfer, assignment or other encumbrance of an outstanding Option if such Option is a Nonqualified Stock Option or an Incentive Stock Option that the Committee and the Participant intend to change to a Nonqualified Stock Option. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, an Optionee may, upon providing written notice to the Company, elect to transfer any or all Options described in the preceding sentence (i) to members of his or her Immediate Family, provided that no such transfer by any Participant may be made in exchange for consideration, or (ii) by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the Participant.

6.8 Termination of Employment. Except as otherwise provided in an Award Agreement, if a Participant’s employment with the Company or any Subsidiary or Affiliate terminates for any other reason than Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable for a period of not less than 90 days after such termination (one year in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Optionee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination. In the event of the termination of an Optionee’s employment for Cause, all outstanding Options granted to such Participant shall expire on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term. Notwithstanding the foregoing and any provision set forth in an Award Agreement, if a Participant is a party to a written employment agreement with the Company, exercisability and termination of Options upon termination of employment shall be governed by the provisions of such employment agreement.

6.9 Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

Section 7. Restricted Stock.

7.1 General. Awards of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Committee shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; and the Restricted Period (as defined in subsection 7.4) applicable to awards of Restricted Stock. The provisions of the awards of Restricted Stock need not be the same with respect to each Participant.

7.2 Purchase Price. The price per Share, if any, that a Recipient must pay for Shares purchasable under an award of Restricted Stock shall be determined by the Committee in its sole discretion at the time of grant.

7.3 Awards and Certificates. The prospective recipient of an Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until (i) such recipient has executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Company, within such period as the Committee may specify after the award date, or (ii) such recipient has accepted the award, which acceptance shall be conclusive evidence of such recipient’s agreement to the terms of the Award Agreement. Each Participant who is granted an award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award, provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

7.4 Nontransferability. Any Award of Restricted Stock granted pursuant to this Section 7 shall be subject to the restrictions on transferability set forth in this subsection 7.4. During such period as may be set by the Committee in the Award Agreement (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign Shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution, provided that the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Committee may determine in its sole discretion. The Committee may also impose such other restrictions and conditions, including the achievement of Performance Goals, on Restricted Stock as it deems appropriate. In no event shall the Restricted Period end with respect to a Restricted Stock Award prior to the satisfaction by the Participant of any liability arising under Section 17 hereof. Any attempt to dispose of any Restricted Stock in contravention of any such restrictions shall be null and void and without effect.

7.5 Rights as a Stockholder. Except as provided in subsections 7.3 and 7.4 or as otherwise set forth in an Award Agreement, the Participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period which have actually been issued in the Participant’s name, including the right to receive or reinvest dividends, if any, with respect to such Shares (except that the Committee may provide in its discretion that any dividends paid in property other than cash shall be subject to the same restrictions as those that apply to the underlying Restricted Stock) and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Committee, in its sole discretion, shall otherwise determine.

7.6 Termination of Employment. The rights of Participants granted an Award of Restricted Stock upon termination of employment with the Company or any Subsidiary or Affiliate for any reason during the Restricted Period shall be set forth in the Award Agreement governing such Award. Notwithstanding the foregoing and any provision set forth in an Award Agreement, if a Participant is a party to a written employment agreement with the Company, vesting and forfeiture of an Award of Restricted Stock upon termination of employment shall be governed by the provisions of such employment agreement.

Section 8. Restricted Stock Units.

8.1 Vesting. At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its sole discretion, deems appropriate, to be contained in the Award Agreement. The Committee may divide such Restricted Stock Units into classes and assign different vesting conditions for each class. Provided that all conditions to the vesting of a Restricted Stock Unit are satisfied, and except as provided in subsection 8.3, upon the satisfaction of all vesting conditions with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest. The provisions of the awards of Restricted Stock Units need not be the same with respect to each Participant.

8.2 Benefit Upon Vesting. Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive, within 30 days of the date on which such Restricted Stock Unit vests: (i) a stock certificate in number of Shares equal to the number of Restricted Stock Units; or (ii) an amount in cash or Common Stock with a Fair Market Value equal to the sum of (A) the Fair Market Value of a Share of Common Stock on the date on which such Restricted Stock Unit vests and (B) the aggregate amount of cash dividends paid with respect to a Share of Common Stock during the period commencing on the date on which the Restricted Stock Unit was granted and terminating on the date on which such Share vests, as set forth in the applicable Award Agreement.

8.3 Termination of Employment. The rights of Participants granted a Restricted Stock Unit upon termination of employment with the Company or any Subsidiary or Affiliate for any reason before the Restricted Stock Unit vests shall be set forth in the Award Agreement governing such Award. Notwithstanding the foregoing and any provision set forth in an Award Agreement, if a Participant is a party to a written employment agreement with the Company, vesting and forfeiture of an Award of Restricted Stock Units upon termination of employment shall be governed by the provisions of such employment agreement.

Section 9. Stock Bonus Awards.

In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

Section 10. Stock Appreciation Rights.

10.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Section 4 hereof) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The provisions of the awards of SARs need not be the same with respect to each Participant.

10.2 Grant Price. The grant price of a Freestanding SAR shall equal the greater of (i) Fair Market Value of a Share on the date of grant of the SAR or (ii) $2.50 per Share. The grant price of Tandem SARs shall equal the Exercise Price of the related Option.

10.3 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

10.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

10.5 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

10.6 Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

10.7 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(ii) the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

Section 11. Other Awards.

Other forms of Awards (“Other Awards”) valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of Shares to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

Section 12. Stock Option Re-pricing.

The Committee shall not decrease the Exercise Price of any outstanding Options unless first approved by the requisite vote of stockholders.

Section 13. Award Agreements.

Awards under the Plan shall be evidenced by agreements that set forth the terms, conditions and limitations for each Award, which may include the term of the Award, the provisions applicable in the event the participant’s employment terminates, and any Committee authority to amend, modify, suspend, cancel or rescind any Award. The Committee need not require the execution of any such Award Agreement, in which case acceptance of the Award by the respective Participant shall constitute agreement by the Participant to the terms of the Award.

Section 14. Change-In-Control.

The Committee may provide for appropriate adjustments (including the acceleration of vesting) and settlements of awards, either at the time an award is granted or at a subsequent date, either in contemplation of or in the event that the Company undergoes a change in control (as defined in the Award Agreement) or is not to be the surviving corporation in a merger or consolidation with another corporation, or in the event of a liquidation or reorganization of the Company.

Section 15. Amendment and Termination.

The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendments to the extent required by applicable provisions of Section 162(m) of the Code, Section 422 of the Code, the rules of any stock exchange upon which the Common Stock may then be listed or other applicable law. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 4 of Plan, no such amendment shall impair the rights of any Participant without his or her consent. Notwithstanding the foregoing provisions of this Section 15, neither the Plan nor any outstanding Award Agreement shall be amended in any way that could cause an outstanding Award that is not subject to the tax described in Section 409A(a)(1)(A)(i) of the Code to be subject to such tax.

Section 16. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of an unsecured general creditor of the Company.

Section 17. Withholding Taxes.

17.1 Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. With the approval of the Committee, a Participant may satisfy the minimum amount of the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering Shares already owned by the Participant (valued at Fair Market Value on the date the amount of tax to be withheld is determined) for at least six months. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award.

17.2 If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant’s exercise of an Incentive Stock Option, and such disposition occurs within the two-year period commencing on the day after the date of grant or within the one-year period commencing on the day after the date of exercise, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

Section 18. General Provisions.

18.1 Shares shall not be issued pursuant to any Award granted hereunder unless the exercise of such Award and/or the issuance and delivery of Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws.

18.2 All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such agreements and representations as the Committee, in its sole discretion, deems necessary or desirable.

18.3 Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Unless otherwise specifically determined by the Committee or otherwise provided in a written employment agreement entered into between the Participant and the Company, Subsidiary or Affiliate, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment with the Company or any Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any of its Eligible Recipients at any time.

18.4 No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

18.5 If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

18.6 The Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors. However, no Award or other interest in the Plan may be assigned, pledged or otherwise alienated, except to the extent permitted in accordance with provisions of the Plan and any applicable Award Agreement.

18.7 The validity, construction and effect of the Plan, any actions taken or relating to the Plan and all Awards shall be determined in accordance with applicable federal law and the laws of the State of Delaware without regard to its principles of conflict of laws.

Section 19. Effective Date and Stockholder Approval of Plan; Term of Plan.

The Plan shall become effective as of April 20, 2006, subject to the approval and ratification of the Plan at the Annual Meeting of Stockholders of the Company held on April 20, 2006, by the requisite vote of stockholders. The Plan shall remain in effect until April 19, 2016 or until earlier termination by the Board. If the Plan is terminated, the terms of the Plan and rights of Participants shall continue to apply to all Awards made prior to such termination.

EXHIBIT B

HARTMARX CORPORATION

2006 STOCK COMPENSATION PLAN

FOR NON-EMPLOYEE DIRECTORS

Section 1. Purpose of the Plan.

The purpose of the 2006 Stock Compensation Plan for Non-Employee Directors (the “Plan”) is to promote the interests of Hartmarx Corporation, a Delaware corporation (the “Company”) and its stockholders and assist the Company in promoting a greater identity between the Company’s Non-Employee Directors and the Company’s stockholders. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining highly qualified individuals who are not employees of the Company for service as members of the Board of Directors.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

2.1 “Affiliate” means any entity 50% or more of the voting power of the outstanding voting securities of which is owned by the Company or its Subsidiaries or by any other Affiliate.

2.2 “Award” means an award of Stock Options or Deferred Director Stock Awards under the Plan.

2.3 “Award Agreement” means, with respect to any Award, the written agreement between the Company and the Non-Employee Director setting forth the terms and conditions of the Award.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Change in Capitalization” means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

2.6 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.7 “Committee” means the Compensation and Stock Option Committee of the Board. The Committee of the Board may designate a subcommittee of its members to serve as the Committee to cause the Committee to (i) consist solely of persons who are “Non-Employee Directors” as defined in Rule 16b-3 issued under the Exchange Act, (ii) consist solely of persons who are “outside directors” as defined in Section 162(m) of the Code, or (iii) satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.

2.8 “Common Stock” means the common stock, par value $2.50 per share, of the Company.

2.9 “Company” means Hartmarx Corporation, a Delaware corporation (or any successor corporation).

2.10 “Deferred Director Stock Award” or “DDSA” means an Award granted pursuant to Section 7.

2.11 “Disability” or “Disabled” when used in connection with the Awards shall have the meaning set forth in within Section 409A(a)(2)(C) of the Code.

2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.13 “Exercise Price” means the per share price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

2.14 “Fair Market Value” of a share of Common Stock as of a particular date means (i) the average of the high and low prices reported for such share on the national securities exchange or national market system on which such stock is principally traded on such date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A of the Code). If no trading of shares of Common Stock occurred on such date, the average price of a share as reported for the immediately preceding day on which sales of Common Stock were made shall be used.

2.15 “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships of the Non-Employee Director; trusts for the benefit of such immediate family members; or partnerships in which such immediate family members are the only partners.

2.16 “Non-Employee Director” means each member of the Board who is not an employee of the Company or any Subsidiary or Affiliate.

2.17 “Nonqualified Stock Option” means any Option that is not an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision including any Option that provides (as of the time such Option is granted) that it will not be treated as an incentive stock option.

2.18 “Prior Plan” means the Company’s 1995 Stock Plan for Non-Employee Directors.

2.19 “Shares” means shares of Common Stock and any successor security.

2.20 “Stock Option” or “Option” means a right granted to a Non-Employee Director to purchase a Share at a price equal to the Fair Market value on the date of the Award and which is not an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

Section 3. Plan Administration.

3.1 The Plan is intended to meet the requirements of Rule 16b-3 and accordingly is intended to be self governing. To this end, the Plan is intended to require no discretionary action by any administrative body with regard to any Award or other transaction under the Plan. If any questions of interpretation arise, they shall be resolved by the Board of Directors or by the Committee.

3.2 Any interpretation or determination made by Board of Directors or the Committee with respect to any Award shall be made in the sole discretion of the Board or the Committee. All decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Non-Employee Directors. No member of the Board or Committee shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 4. Shares Reserved for Issuance Under the Plan.

4.1 Shares Reserved.    The total number of Shares reserved and available for issuance under the Plan shall be 250,000 Shares. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Shares which are currently available for grant or become available for grant under the Company’s Prior Plan will be added to the aggregate number of Shares authorized under the Plan, and all subsequent grants will be made pursuant to the Plan.

4.2 Usage and Replenishment.    To the extent that an Option expires or is otherwise cancelled or terminated without being exercised as to the underlying Shares, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

4.3 Equitable Adjustments.    In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and/or kind of shares of stock reserved for issuance under the Plan, (ii) the kind, number and/or option price of shares of stock or other property subject to outstanding Options granted under the Plan, and (iii) the kind and number of shares of stock or other property subject to outstanding awards of DDSAs granted under the Plan, and including any awards made under the Prior Plan, in each case as may be determined by the Board or the Committee, in its sole discretion. Such other equitable substitutions or adjustments shall be made as may be determined by the Board or the Committee, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Board or the Committee may provide, to the extent expressly permitted by any Award Agreement, for the cancellation of any outstanding Awards in exchange for payment in cash or other property of the Fair Market Value of the Shares covered by such Awards reduced, in the case of Options, by the Exercise Price thereof.

Section 5. Eligibility.

Only Non-Employee Directors shall be granted Awards under the Plan.

Section 6. Stock Options.

6.1 General.    Options may be granted under the Plan. Non-Employee Directors who are granted Options shall enter into an Award Agreement with the Company, in such form as the Board shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. More than one Option may be granted to the same Non-Employee Director and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in subsections 6.2 – 6.8 of this Section 6, and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable. Any Options granted pursuant to the Plan shall be Nonqualified Stock Options.

6.2 Option Grants.    Commencing on April 20, 2006, and on each subsequent date of a Non-Employee Director’s election (or re-election, as the case may be) to the Board by the Company’s stockholders, such Non-Employee Director shall be granted an Option for 5,000 Shares.

6.2 Exercise Price.    The per share Exercise Price of Shares purchasable under an Option shall be not be less than the greater of (i) 100% of the Fair Market Value per Share on the date of grant or (ii) $2.50 per Share.

6.3 Option Term.    The term of each Option shall be fixed by the Board, but no Option shall be exercisable more than ten years after the date such Option is granted.

6.4 Exercisability.    Options shall vest and be exercisable in full six months after the date of grant and, except as provided in subsection 6.8, below, shall be forfeited if the optionee does not continue to be a Non-Employee Director for the duration of the vesting period.

6.5 Method of Exercise.    Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, and, except as otherwise authorized below and set forth in the Award Agreement, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Board. As determined by the Board, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Board, (ii) in the form of unrestricted Shares already owned by the Non-Employee Director for at least six months on the date of surrender to the extent the Shares have a Fair Market Value on the date of surrender equal to the aggregate option price of the Shares as to which such Option shall be exercised. The Board, in its sole discretion and as set forth in the applicable Award Agreement, may permit an Option to be exercised by tendering an exercise notice in a form and manner acceptable to the Board, in which case the Non-Employee Director will receive a number of Shares with a Fair Market Value equal to the difference between the Exercise Price and the Fair Market Value of the Shares underlying the Option on the date of exercise in full settlement of the Option or portion thereof so exercised.

6.6 Rights as Stockholder.    A Non-Employee Director shall have no rights to dividends, if any, or any other rights of a stockholder with respect to the Shares subject to the Option until the Non-Employee Director has given written notice of exercise and has paid in full for such Shares.

6.7 Nontransferability of Options.    The Non-Employee Director shall not be permitted to sell, transfer, pledge or assign any Option other than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, and all Options shall be exercisable during the Non-Employee Director’s lifetime only by the Non-Employee Director, in each case, except as set forth in the following sentence. Subject to the approval of the Board and to any conditions that the Board may prescribe, a Non-Employee Director may, upon providing written notice to the Company, elect to transfer any or all Options (i) to members of his or her Immediate Family, provided that no such transfer by any Non-Employee Director may be made in exchange for consideration, or (ii) by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the Non-Employee Director.

6.8 Termination of Service.    Except as otherwise provided in an Award Agreement, if a Non-Employee Director’s service on the Board terminates by reason of death or Disability, all Options awarded to such Non-Employee Director shall vest and be fully exercisable and shall remain exercisable for a period equal to the lesser of (i) three years after the date of such Non-Employee Director’s death, Disability or termination of Service on the Board, or (ii) the expiration of the term of such Option. Any Option that is vested before the Non-Employee Director’s termination of service on the Board for any other reason shall remain exercisable (if at all) as provided in the applicable Award Agreement, but in no event shall any Option be exercisable after the expiration of its term.

Section 7. Deferred Director Stock Award or DDSA.

7.1 General.    DDSAs shall consist of credits of share units (“Units”) to a deferred stock award account established for each eligible director. Each Unit shall represent the equivalent of one Share.

7.2 DDSA Awards.    Commencing on April 20, 2006, and on each subsequent date of a Non-Employee Director’s election (or re-election, as the case may be) to the Board by the Company’s stockholders, a deferred stock award account established for each Non-Employee Director (the “Deferred Stock Award Account”) shall be credited that number of DDSA Units representing Shares having an aggregate Fair Market Value equal to the annual retainer payable to Non-Employee Directors as of the date of grant (with any fractional share being rounded up to the next whole share).

7.4 Nontransferability; Distribution.    The Non-Employee Director shall not be permitted to sell, transfer, pledge, hypothecate or assign any DDSA Units awarded under the Plan except by will or the laws of descent and distribution. Upon a Non-Employee Director’s death, Disability or separation from service on the Board (within the meaning of Section 409A of the Code), all Units in his or her Deferred Stock Award Account, including Units arising from dividend equivalents, shall be paid to the director in Shares equal in number to the total number of whole Units in his or her account. Any fractional Unit shall be paid in cash equal to the Fair Market Value of such fractional Unit. The Deferred Stock Award Accounts shall be administered under such rules and procedures as the Board may from time to time establish consistent with the Plan, including rules with respect to beneficiary designations and distributions of Deferred Stock Award Accounts. Notwithstanding anything in this Plan to the contrary, distributions, and other aspects of the DDSAs shall be made in accordance with and shall comply with Section 409A of the Code and any regulations and other guidance thereunder.

7.5 Rights as a Stockholder.    Except as set forth in subsection 7.6, below, in respect to dividends and dividend equivalents, if any, a Non-Employee Director shall have no rights of a stockholder with respect to the Shares subject to the DDSA until such time as the balance of such Non-Employee Director’s Deferred Stock Award Account has been distributed to him or her in accordance with the terms of the Plan.

7.6 Dividends and Dividend Equivalents.    Shares represented by DDSA Units will earn dividend equivalents. Dividend equivalents earned on DDSA Units shall be credited to each Non-Employee Director’s Deferred Stock Award Account as Units or fractional Units. The dividend equivalent amount shall be determined as follows when dividends are paid on Common Stock:

(i) Where the dividend has been paid in cash, the Non-Employee Director’s Deferred Stock Award Account shall be credited with Units or fractional Units having a Fair Market Value on a dividend payment date equal to such cash dividend;

(ii) Where the dividend has been offered in property other than cash or Common Stock of the Company, the number of corresponding Units or fractional Units to be credited to the Director’s Deferred Stock Award Account shall equal the quotient obtained by dividing the fair market value (as the Committee shall determine in its absolute discretion) of the property which would have been payable on the Shares represented by the Units then credited to the Director’s Deferred Stock Award Account by the Fair Market Value of a Share on such dividend payment date.

Section 8. Stock Option Re-pricing.

The Board shall not decrease the Exercise Price of any outstanding Options unless first approved by the requisite vote of stockholders.

Section 9. Award Agreements.

Awards of Options under the Plan shall be evidenced by agreements that set forth the terms, conditions and limitations for each Award, which may include the term of the Award, the provisions applicable in the event the Non-Employee Director’s service terminates, and any Board authority to amend, modify, suspend, cancel or rescind any Award. Awards of DDSAs shall be evidenced by a credit to a Non-Employee Director’s Deferred Stock Award Account. The Board need not require the execution of any such Award Agreement, in which case acceptance of the Award by the respective Non-Employee Director shall constitute agreement by the Non-Employee Director to the terms of the Award.

Section 10. Change-In-Control.

The Board may provide for appropriate adjustments (including the acceleration of vesting) and settlements of Awards, either at the time an Award is granted or at a subsequent date, either in contemplation of or in the event that the Company undergoes a change in control (as defined in the Award Agreement) or is not to be the surviving corporation in a merger or consolidation with another corporation, or in the event of a liquidation or reorganization of the Company. With respect to the settlement of DDSAs, the term change in control shall mean “change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A of the Code.

Section 11. Amendment and Termination.

The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Non-Employee Director under any Award theretofore granted without such Non-Employee Director’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendments to the extent required by applicable provisions of the Code, the rules of any stock exchange upon which the Common Stock may then be listed, or other applicable law. The Board may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 4 of Plan, no such amendment shall impair the rights of any Non-Employee Director without his or her consent. Notwithstanding the foregoing provisions of this Section 11, neither the Plan nor any outstanding Award Agreement shall be amended in any way that could cause an outstanding Award that is not subject to the tax described in Section 409A(a)(1)(A)(i) of the Code to be subject to such tax.

Section 12. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Non-Employee Director by the Company, nothing contained herein shall give any such Non-Employee Director any rights that are greater than those of an unsecured general creditor of the Company.

Section 13. General Provisions.

13.1 Shares shall not be issued pursuant to any Award granted hereunder unless the exercise of such Award and/or the issuance and delivery of Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws.

13.2 All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The Board may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such agreements and representations as the Board, in its sole discretion, deems necessary or desirable.

13.3 Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for Non-Employee Directors. The adoption of the Plan shall not confer upon any Non-Employee Director any right to continued service as a member of the Board.

13.4 No fractional Shares shall be issued or delivered pursuant to the Plan. Any fractional Shares shall be paid in cash equal to the Fair Market Value of such fractional Share.

13.5 If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

13.6 The Plan shall be binding on all successors and assigns of a Non-Employee Director, including, without limitation, the estate of such Non-Employee Director and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Non-Employee Director’s creditors. However, no Award or other interest in the Plan may be assigned, pledged or otherwise alienated, except to the extent permitted in accordance with provisions of the Plan and any applicable Award Agreement.

13.7 The validity, construction and effect of the Plan, any actions taken or relating to the Plan and all Awards shall be determined in accordance with applicable federal law and the laws of the State of Delaware without regard to its principles of conflict of laws.

Section 14. Effective Date and Stockholder Approval of Plan; Term of Plan.

The Plan shall become effective as of April 20, 2006, subject to the approval and ratification of the Plan at the Annual Meeting of Stockholders of the Company held on April 20, 2006, by the requisite vote of stockholders. The Plan shall remain in effect until April 19, 2016 or until earlier termination by the Board. If the Plan is terminated, the terms of the Plan and rights of Non-Employee Directors shall continue to apply to all Awards made prior to such termination.

EXHIBIT C

HARTMARX CORPORATION

AUDIT AND FINANCE COMMITTEE

OF THE BOARD OF DIRECTORS

CHARTER OF SCOPE,

RESPONSIBILITIES, STRUCTURE AND PROCESSES

FOR AUDIT COMMITTEE FUNCTIONS

As amended and restated by the Board of Directors on January 26, 2006.

This Charter sets forth the audit committee functions of the Audit and Finance Committee (the “Committee”) of the Board of Directors (the “Board”) of Hartmarx Corporation (the “Company”) and also specifies the membership, qualifications and responsibilities of the Committee.

I.	Mission Statement

The Committee will assist the Board of the Company in fulfilling its responsibilities with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries. The Committee’s responsibilities include, without limitation, (i) assisting the Board’s oversight of (a) the integrity of the Company’s financial statements and internal controls over financial reporting, (b) the Company’s compliance with legal and regulatory matters/issues, (c) the Company’s independent accountants’ qualifications and independence, and (d) the performance of the Company’s independent accountants and the Company’s internal audit department, and (ii) preparing the report required to be prepared by the Committee and included in the Company’s proxy statement pursuant to the rules of the Securities and Exchange Commission (the “SEC”). It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants, the Company’s internal audit department, as well as the senior and financial management of the Company.

The function of the Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management of the Company is responsible for maintaining (i) appropriate accounting and financial reporting principles and policies and (ii) internal controls and procedures over financial reporting that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, issuing an opinion on the Company’s consolidated financial statements, reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures as they deem appropriate or necessary. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company.

Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

II.	Organization

A.	The Committee will consist of three or more directors as determined by the Board in accordance with the By-Laws of the Company. Members of the Committee as designated by the Board shall serve until their successors are duly designated. One of the members will be designated by the Board to serve as Committee Chair. Any vacancy on the Committee shall be filled by a majority vote of the Board. No member of the Committee shall be removed except by a majority vote of the Board.

B.	Each member of the Committee shall be a director (i) who the Board has determined has no material relationship with the Company, (ii) who is “independent” under the rules of the New York Stock Exchange (the “NYSE”), the Sarbanes-Oxley Act of 2002 (the “Act”), and the rules and regulations promulgated by the SEC thereunder, and (iii) is “financially literate” as such qualification is determined by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee shall have accounting or related financial management expertise, as such qualification is determined by the Board in its business judgment. If the Board has determined that a member of the Committee is an “audit committee financial expert,” as defined by SEC rules pursuant to the Act, it may presume that such member has accounting or related financial management expertise.

No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in the Company’s proxy statement or annual report on Form 10-K. No Committee member may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company other than (i) directors’ fees (including any additional amounts paid to chairs of committees and to members of committees of the Board), which may be received in cash, stock options or other in-kind consideration ordinarily available to directors; (ii) deferred compensation for prior service that is not contingent on future service; and (iii) any other benefit available to directors generally.

C.	The meetings, procedures, actions of the Committee, vacancies and other procedural matters shall be consistent with and as provided in the By-Laws of the Company, unless otherwise required by applicable law, SEC regulation or NYSE rule. The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole. The Committee shall keep written minutes of its meetings which shall be maintained with the books and records of the Company.

D.

The Committee shall meet regularly, as determined by the Committee and as necessary to fulfill its responsibilities, to discuss with management, the independent accountants and the director of internal audit, the annual audited financial statements and quarterly unaudited financial statements, as applicable, and to carry out its duties and responsibilities. The Committee shall meet on a periodic basis with (i) management, (ii) the head of the internal audit department and (iii) the Company’s independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believes should be discussed privately. The Committee, in its discretion, may ask other members of management, other directors, or others to attend or participate in its meetings (or portions thereof) and to provide pertinent information as necessary or as requested by the Committee. The Committee shall also meet in executive session at such times and with such frequency as the Committee deems necessary or appropriate.

E.	The Committee shall obtain confirmation from management that the Company has provided to the NYSE, in accordance with NYSE rules then in effect, upon any changes in the composition of the Committee and otherwise approximately once each year, with written confirmation regarding:

•	Any determination that the Board has made regarding the independence of the Committee members;

•	The financial literacy of the Committee members;

•	The determination that at least one of the Committee members has accounting or related financial management expertise; and

•	The annual review and reassessment of the adequacy of the Committee’s charter.

III.	Roles, Responsibilities and Resources

In carrying out its duties and responsibilities, the Committee’s policies and procedures shall remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions and to ensure that the accounting and financial reporting practices of the Company, as well as the auditing process, are in accordance with all applicable requirements. While there is no “blueprint” to be followed by the Committee in carrying out its duties and responsibilities, the Committee shall have the following duties and responsibilities:

A.	Independent Accountants

•	Advise the independent accountants that they are ultimately accountable to the Committee and the Board, as representatives of the Company’s shareholders;

•	Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants, evaluation of their performance and, where appropriate, replacement of the independent accountants;

•	Review the performance of the independent accountants, including the lead partner;

•	Review and, in its sole discretion, pre-approve, all audit and, as provided in the Act and SEC rules and regulations, permitted non-audit services to be provided by the independent accountants. Approval and pre-approval of audit and permitted non-audit services will be made by the Committee or by the Committee Chair and such approval or pre-approval shall be reported to the Committee at its next scheduled meeting;

•	Obtain from the independent accountants at least annually in writing an Auditors’ Statement (it being understood that the independent accountants are responsible for the accuracy and completeness of the Statement) that describes all relationships between the independent accountants and the Company and discuss with the independent accountants the impact on the accountants’ objectivity and independence of any disclosed relationships or services as required by professional standards, and recommend that the Board take appropriate action, if necessary, to satisfy itself of the accountant’s independence and objectivity;

•	Obtain from the independent accountants at least annually and review a report describing the firms internal quality control procedures, any material issues raised by the most recent internal quality control review or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

•	Obtain from the independent accountants in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and the alternatives preferred by the independent accountants, and all other material communications between the independent accountants and management, such as any “management” letter or schedule of unadjusted differences;

•	Monitor compliance by the Company’s independent accountants with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

•	Establish clear hiring policies by the Company for employees or former employees of the independent accountants.

B.	Internal Auditors

•	Review the appointment and replacement of the director of internal audit;

•	Advise the director of internal audit that he or she is expected to provide the Committee summaries of and, as appropriate, the significant reports to management prepared by the internal audit department and management’s responses thereto; and

•	Meet with the director of internal audit in executive session at least annually to review policies and procedures regarding and actual expenses of the Company’s senior executive officers, including the use of corporate assets, if any.

•	Meet with the director of internal audit in executive session to discuss matters that the Committee or the director of internal audit believes should be discussed.

C.	Financial Reporting; Internal Controls and Procedures

•	Advise management, internal audit and independent accountants that they are expected to provide the Committee with timely analyses of significant accounting and reporting issues, including recent professional and regulatory pronouncements, with due consideration of their impact on the financial statements;

•	Consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Committee by the independent accountants required by or referred to in SAS 61, as modified or supplemented;

•	Meet with management, the independent accountants and, if appropriate, the director of internal audit to:

•	discuss the scope of the annual audit;

•	discuss the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any major issues related thereto;

•	discuss any significant matters arising from any audit, including any audit problems or difficulties, and including any difficulties the independent accountants encountered in the course of the audit, any restrictions on their activities or access to requested information and any significant disagreements with management, whether raised by management, the internal audit department or the independent accountants relating to the Company’s financial statements;

•	discuss any “management” or internal control letter issued, or proposed to be issued, by the independent accountants to the Company;

•	discuss the substance of or review the form of opinion the independent accountants propose to render to the Board and shareholders; and

•	discuss, as appropriate:

•	accounting adjustments that were noted or proposed by the independent accountants but were not recorded by management (as immaterial or otherwise);

•	communications between the independent accountant’s local office and the independent accountant’s national office respecting auditing or accounting issues presented by the engagement;

•	major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls, financial reporting and any special audit steps adopted in light of material control deficiencies, if any;

•	analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the Company’s financial statements.

•	Resolve all disagreements between the independent accountants and management regarding financial reporting;

•	Inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

•	Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including the internal audit department, assess and manage the Company’s major accounting and financial risk exposures and the steps taken to monitor and control such exposures;

•	Obtain from the independent accountants assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended;

•	Review and discuss with the independent accountants the result of the year-end audit of the Company, including comments or recommendations of the independent auditors and, based on such review and discussion and on such other considerations as it deems appropriate, recommend to the Board whether the Company’s financial statements should be included in the Company’s annual report on Form 10-K; and

•	Discuss the Company’s earnings press releases and financial information and earnings guidance provided, if any, and the types of presentations made to analysts and ratings agencies (such discussions need not be in advance of each earnings release or each instance in which earnings guidance is provided).

D.	Reporting Responsibilities and Recommendations

•	Deliver a report (which may be written or oral) to the Board which includes a description of all actions taken by the Committee at its most recent meeting, regularly update the Board about Committee activities, make appropriate recommendations and make periodic reports to the Board on such matters as the Committee or the Board may specify;

•	Prepare and review with the Board an annual performance evaluation of the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make such report; and

•	Make such reports or other disclosures of its activities and evaluations, including any recommendations of the Committee, as may be required by the rules of the SEC, NYSE or other applicable rules, in the Company’s proxy statement and/or annual report on Form 10-K, or as determined to be appropriate by the Board.

E.	Compliance and Code of Conduct and Ethics

•	Review and discuss with the Company’s chief legal officer, any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, including material notices received from governmental agencies that could have a significant impact on the Company’s financial statements;

•	Consider any reports concerning material violations submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional conduct responsibility rules or otherwise and determine what action or response is necessary or appropriate;

•	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	Confirm that the Company’s code of conduct is formalized in writing and that procedures are in place to communicate same to appropriate management, supervisory and other employees, and that the Code of Conduct includes:

•	Conflicts of interest

•	Corporate opportunities

•	Confidentiality

•	Fair dealing

•	Protection and proper use of company assets

•	Compliance with laws, rules and regulations (including insider trading laws)

•	Encouraging the reporting of any illegal or unethical behavior

•	Review the program for monitoring compliance with the code of conduct and periodically obtain updates from management regarding compliance.

F.	Other Responsibilities

•	If deemed appropriate, initiate special investigations into matters within the Committee’s scope of responsibilities or as delegated by the Board;

•	Perform other oversight functions as requested by the Board; and

•	Review and reassess the adequacy of this Charter at least annually, and recommend any changes to the Board for adoption.

IV. Resources

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain (at the Company’s expense), terminate and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management. The Committee shall have the sole authority to select, retain (at the Company’s expense), terminate and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors to assist the Committee in carrying out its responsibilities.

PROXY

HARTMARX CORPORATION

Proxy Solicited by the Board of Directors

Homi B. Patel, Glenn R. Morgan and Taras R. Proczko, and each of them, is hereby appointed, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of HARTMARX CORPORATION on April 20, 2006, and at any adjournment thereof, with the full power to vote all shares of stock which the undersigned is entitled to vote.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE STOCKHOLDER BUT IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR ELECTION OF THE NOMINEES FOR DIRECTORS SET FORTH IN ITEM (1) AND LISTED ON THE REVERSE SIDE, FOR ADOPTION OF THE 2006 INCENTIVE STOCK PLAN SET FORTH IN ITEM (2), FOR ADOPTION OF THE 2006 STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS SET FORTH IN ITEM (3), FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS SET FORTH IN ITEM (4) AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be signed, on other side)

☒	Please mark

votes as in

this example.

The Board of Directors recommends a vote “FOR” all nominees.

1.	ELECTION OF DIRECTORS (Item (1) of Proxy Statement).

Nominees:	(01) Michael F. Anthony	(02) Jeffrey A. Cole	(03) James P. Dollive
	(04) Raymond F. Farley	(05) Elbert O. Hand	(06) Dipak C. Jain
	(07) Homi B. Patel	(08) Michael B. Rohlfs	(09) Stuart L. Scott

	FOR	WITHHELD
	ALL ☐	☐ FROM ALL
	NOMINEES	NOMINEES

☐

To withhold authority to vote for any individual nominees, write names in the space above.

	FOR	AGAINST	ABSTAIN

The Board of Directors recommends a vote FOR. 2. To ADOPT the 2006 Incentive Stock Plan (Item (2) of Proxy Statement).	☐	☐	☐
	FOR	AGAINST	ABSTAIN

The Board of Directors recommends a vote FOR. 3. To ADOPT the 2006 Stock Compensation Plan for Non-Employee Directors (Item (3) of Proxy Statement).	☐	☐	☐
	FOR	AGAINST	ABSTAIN

The Board of Directors recommends a vote FOR. 4. To RATIFY the appointment of independent auditors (Item (4) of Proxy Statement).	☐	☐	☐

5. To transact such other business as may properly come before the meeting.

Signature must agree with the name as shown at left. For shares held in joint tenancy, each of the joint tenants is requested to sign.

Signature:	Date:	Signature:	Date: